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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21654

                         Pioneer Floating Rate Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  November 30


Date of reporting period:  December 1, 2010 through November 30, 2011


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                       Pioneer Floating
                       Rate Trust
--------------------------------------------------------------------------------
                       Annual Report | November 30, 2011
--------------------------------------------------------------------------------




                       Ticker Symbol: PHD
                      visit us: us.pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     12

Performance Update                                                           13

Schedule of Investments                                                      14

Financial Statements                                                         40

Financial Highlights                                                         43

Notes to Financial Statements                                                45

Report of Independent Registered Public Accounting Firm                      56

Approval of Investment Advisory Agreement                                    58

Trustees, Officers and Service Providers                                     62


                       Pioneer Floating Rate Trust | Annual Report | 11/30/11  1

President's Letter

Dear Shareowner,

During the first three quarters of 2011, the U.S. economy struggled to gain solid footing. The economy went through a soft patch in the first half, and the second half, so far, has been highlighted by the U.S. government's battle over the debt ceiling and Standard & Poor's downgrade of the U.S. Treasury's credit rating from the top rating of "AAA" for the first time in history. After rallying nicely in the first half, U.S. equity markets reacted sharply this summer to the political stalemate and the downgrade. There has been continued pressure on equities due to concerns about the growing European sovereign-debt crisis and its potential impact on the global economy.

Despite legitimate reasons for concern, we believe there are also reasons for optimism that the U.S. economy will continue to exhibit modest growth and is not headed into a severe recession. Corporations continue to post solid earnings and, for the most part, are maintaining their positive earnings outlooks. They also have strong balance sheets with improved net leverage and high cash levels. Auto production has rebounded following the Japanese supply-chain interruptions caused by the earthquake and tsunami last spring. Retail sales growth year-over-year has remained steady despite low consumer confidence. And despite high unemployment in the U.S., private sector employment has grown consistently, albeit modestly, since February 2010. There are certainly risks to our outlook, including possible contagion from the European sovereign-debt and banking crisis, the fiscal drag from federal and state budget cuts in the U.S., as well as potential "negative feedback loops" from capital-market volatility. But broadly speaking, we think the subpar economic recovery is consistent with recoveries from other "balance sheet"-caused recessions.

The difficult recovery process has been accompanied by wide market swings. While this is a challenging environment, our investment professionals continue to focus on finding good investment opportunities in both equity and bond markets, using the same disciplined approach Pioneer has used since 1928. Our approach is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.


2   Pioneer Floating Rate Trust | Annual Report | 11/30/11

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us and we thank you for investing with Pioneer.

Sincerely,


/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                       Pioneer Floating Rate Trust | Annual Report | 11/30/11  3

Portfolio Management Discussion | 11/30/11

Against a backdrop of rapid and frequent changes in investor sentiment, floating-rate bank loans produced generally modest, but positive performance during the 12 months ended November 30, 2011. In the following interview, Jonathan Sharkey discusses the factors that affected the performance of Pioneer Floating Rate Trust during the 12-month period ended November 30, 2011. Mr. Sharkey, vice president and portfolio manager at Pioneer, is responsible for the daily management of the Trust.

Q How did the Trust perform during the 12 months ended November 30, 2011?

A Pioneer Floating Rate Trust returned 6.99% at net asset value and 2.60% at market price during the 12 months ended November 30, 2011, with shares of the Trust selling at a 0.80% premium to net asset value at the end of the period. During the same 12-month period, the Trust's benchmark, Barclays Capital U.S. High Yield Loans Index, returned 2.06%, while the Trust's former benchmark, the Credit Suisse Leverage Loan Index, returned 2.65%. Unlike the Trust, the benchmarks do not use leverage. While the use of leverage can increase investment opportunity, it also can increase investment risk. During the same 12-month period, the average return (at market price) of the 28 closed end funds in Lipper's Closed-End Loan Participation Funds (Leveraged) category was 2.50%.

  On November 30, 2011, the Trust's standard 30-day SEC yield was 10.17%.

Q What were the principal factors that affected the Trust's performance during the 12 months ended November 30, 2011?

A During the 12-month period, the Trust's increased emphasis on loans to companies likely to benefit from improving economic conditions helped performance relative to the benchmark, especially during those times when investors were more optimistic about both the economy and prospects for growing corporate earnings. To be sure, the 12-month period featured many phases during which investor sentiment about the overall health of the economy and the potential for a sustained recovery fluctuated between optimism and pessimism. However, as investor attitudes changed, we retained our belief that while growth trends might slacken, the economy would continue to grow and the risks of a double-dip recession were minimal. Over the 12-month period, we increased the Trust's exposure to loans to companies in the economically sensitive basic materials and capital goods industries, while reducing investments in the more defensive health care, utilities and telecom groups. The Trust's results were supported by the positioning


4   Pioneer Floating Rate Trust | Annual Report | 11/30/11
  decisions, combined with good performance from a number of Trust investments in loans to companies based in cyclically sensitive areas that were trading at discounts. The Trust's performance during the period also was helped when a number of older loans in the portfolio were refinanced. We often were able to use the proceeds from the retired loans to take on new Trust investments in higher-yielding loans.

Q What was the investment environment like for investments in floating-rate loans during the 12 months ended November 30, 2011?

A During the first half of the annual reporting period, floating-rate bank loans performed very well, as did other credit-sensitive investments, amid general investor confidence about the growth of the economy and the financial health of corporations. Also helping the markets were the effects of the Federal Reserve System's (the Fed's) purchases of securities in the open market, which led to a greater investor appetite for risk in late 2010, and for most of the first half of 2011. It had become widely anticipated by investors that the Fed might raise interest rates by the end of 2011. The anticipation helped lead to record inflows to loan funds in December 2010, and again in January and February 2011. The activity fueled spread tightening, refinancing of recent new issues and the emergence of "covenant-lite" loans, which are loans with relatively looser safeguards for investors.

  The supportive investment environment changed abruptly, however, late in the summer of 2011. Credit-exposed securities fell into disfavor in August 2011 amid investor concerns about sovereign-debt problems in Europe and worry about reports that indicated growth in the U.S. was slowing. High-yield bond portfolios, which had been influential buyers of bank loan investments, started reducing their investments in loans as they experienced outflows of money (redemptions). Bank loans generally declined in value during that time frame, but lower-rated loans were most affected by the slump, as August was the second-worst month on record for loans. In addition, bank loans were adversely affected when the Fed signaled its intention to keep short-term interest rates low, at least until mid-2013. The news discouraged those who had invested in floating-rate loans in expectation that interest rates soon would start rising and the yields on the loans would increase. As some investors sold their bank loan positions, the average prices of bank loans declined, although not nearly as much as they did during the credit decline in 2008 when there was a forced unwinding of portfolios that had used leverage and the average bid prices of loans fell to as low as $61 in the Barclays Capital U.S. High Yield Loans Index. Bid prices on loans dropped to only $90 in August 2011, which provided evidence that much of the leverage had already left the system.


                       Pioneer Floating Rate Trust | Annual Report | 11/30/11  5

  Investor sentiment changed again and bank loans started recovering in value in September and October 2011 as investors again recognized the value in the asset class, especially in light of generally healthy corporate earnings reports and a very low default rate for bank loans. However, the apparent rally in bank loans stalled again in November 2011 -- the final month of the Trust's annual reporting period -- primarily on concerns about the potential effects of European debt problems on the global economy. Nevertheless, we believed bank loan prices were very appealing at the end of the period. As of November 30, 2011, the actual default rate for bank loans was less than 1.5% (well below the historical 3.6% average), but the prices of bank loans were carrying an implied default rate of 16%, based on historical trends. We believe that data continue to make bank loans a very attractive investment. Despite all the volatility during 2011 in the credit markets, at the end of November loans still were on track to have a positive return for the full 2011 calendar year. The loan market, in fact, has produced total returns in 13 of the past 14 years, with 2008 being the only exception.

Q What types of investments most influenced the Trust's performance during the 12 months ended November 30, 2011?

A The Trust's investments in lower-priced loans, relative to the general bank-loan universe, tended to help results during the 12-month period. Individual Trust positions that supported results included an investment in a bank loan to SMG H5, an Australian broadcasting company also known as Seven Media. The company made prepayments on some of its debt after it issued new equity and eventually the debt was paid out at the end of the period with a complete refinancing. Another notable contributor to Trust performance was a bank loan to Fenwal, a health care supply company that improved its operating results at the same time that it prevailed in a patent-protection dispute. A Trust investment in a loan to Spirit Finance, a real estate investment trust investing in strip mall properties, also performed well after the company announced plans for an initial stock offering. Other investments that helped the Trust's results included loans to Alpha Topco (also known as Formula One Racing), an operator of an automobile racing circuit that negotiated a long-term contract with sponsors; and NCO Group, a financials company that buys credit-card receivables and which benefited from an announced potential refinancing.

  Some Trust investments disappointed, however, during the period. One of the more notable detractors from performance was a loan to Broadstripe, a small cable communications service provider that has been going through a bankruptcy. Other positions that held back the Trust's results included loans to Celtic Pharma, a special-purpose drug developer that traded off due to the timing of drug trials; and Sun Healthcare Group, a long-term health care provider that was hurt by changes in government reimbursement formulas.


6   Pioneer Floating Rate Trust | Annual Report | 11/30/11

Q Could you describe how leverage is used in managing the Floating Rate Trust?

A Leverage is used in an effort to increase the yield of the Trust. Leverage was provided through the issuance of auction-rate preferred shares. The proceeds from the issuance of auction-rate preferred shares were used to increase the amount of assets available to be invested in additional portfolio securities. To the extent that dividend rates payable on auction-rate preferred shares are generally lower than the returns produced by investing in additional portfolio securities, the Trust's yield will be greater than what it would have been had the Trust's portfolio not been leveraged.

Q How did the level of leverage employed by the Trust change over the 12 months ended November 30, 2011?

A At the end of the 12-month period, 37.3% of the Trust's total managed assets were financed by leverage, compared with 37.3% of the Trust's total managed assets financed by leverage at the start of the fiscal year on December 1, 2010.

Q Did the Trust invest in any derivative securities over the 12 months ended
  November 30, 2011, and if so, did the investments have a material effect on the Trust's performance?

A The Trust did invest in a foreign-exchange derivative Australian Dollar to U.S. Dollar Swap to mitigate foreign-exchange risk associated with the Trust's investment in the loan to SMG H5, the Australian broadcasting firm mentioned earlier. The exposure to this derivative did not, however, have a material effect on performance. The Trust had no investments in derivative securities after we liquidated this swap position when the investment in SMG H5 was refinanced late in the fiscal year.

Q What is your investment outlook?

A We believe we have been seeing increased evidence that the economic recovery is gaining more solid footing, with recent data suggesting improvements in both the housing market and the employment picture -- two areas that had been slow to show progress. We expect the recovery to continue, although the pace of economic growth is likely to be moderate. At a time when loan default rates remain low and corporations generally have shown good profit growth, we think the environment for bank loans should be solid, especially given their low recent prices. Loan spreads have been more than compensating for the anticipated default rate, and we expect that bank loan investments should continue to produce their promised income. In addition, the supply of bank loans and the demand for them appear to be in balance.


                       Pioneer Floating Rate Trust | Annual Report | 11/30/11  7

  We think that the overall outlook for bank loans is positive and that investors are receiving solid, risk-adjusted coupons while waiting for interest rates to go up as the result of either increased inflation or a change in Fed policy.

  Note to Shareowners: Effective March 1, 2011, the Trust's benchmark was changed from the Credit Suisse (CS) Leveraged Loan Index to the Barclays Capital U.S. High Yield Loans Index.

  The Trust's adviser believes that the Barclays Capital U.S. High Yield Loans Index (the Barclays Index) is a more appropriate floating-rate bank loan index for the Trust, for two main reasons: 1) because the Barclays Index is updated more frequently than the CS Leveraged Loan Index, the Trust's management team is able to perform better analytical reviews of the Trust's portfolio holdings; and 2) the Barclays Index tracks a universe of loan securities that are more in line with the types of securities that fall under the Trust's investment mandate. Conversely, the CS Leveraged Loan Index tracks some securities that do not fall within the Trust's investment universe.

  For comparison purposes, Pioneer will report performance for the Trust's former benchmark, the CS Leveraged Loan Index, in this November 30, 2011, annual report. This will be the last Trust report featuring returns for the former benchmark.

Please refer to the Schedule of Investments on pages 14-39 for a full listing of Trust securities.


8   Pioneer Floating Rate Trust | Annual Report | 11/30/11

The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

The Trust is not limited in the percentage of its assets that may be invested in floating-rate senior loans and other securities deemed to be illiquid. Illiquid securities may be difficult to sell at a fair price at times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities may be difficult to value, and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust currently uses leverage through the issuance of preferred shares. The Trust also is authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.


                       Pioneer Floating Rate Trust | Annual Report | 11/30/11  9

Portfolio Summary | 11/30/11

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

Senior Floating Rate Loan Interests                          86.7%
Corporate Bonds & Notes                                       6.7%
Common Stocks                                                 4.3%
Collateralized Loan Obligations                               1.3%
Rights/Warrants                                               0.6%
Convertible Preferred Stocks                                  0.4%
Claims*                                                       0.0%
Liquidating Trusts *                                          0.0%

* Amount is less than 0.1%


Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio; based on Standard & Poor's ratings (S&P).)


[THE DATA BELOW WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

BBB                                                           3.2%
BB                                                           33.6%
B                                                            37.7%
CCC                                                           2.8%
CC*                                                           0.0%
Not Rated**                                                  22.7%

Ratings are ordered highest to lowest in portfolio. Based on S&P's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Some bonds and loans may not be rated.


*  Amount rounds to less than 0.1%
** These securities are judged to be similar but slightly lower in quality than the average of the total investment portfolio.
The Trust is actively managed and current holdings may be different.


10   Pioneer Floating Rate Trust | Annual Report | 11/30/11

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.    Delphi Automotive Plc                                                                 3.24%
---------------------------------------------------------------------------------------------------
 2.    Univision Communications, Inc., Extended First Lien Term Loan, 4.51%, 3/31/17         1.86
---------------------------------------------------------------------------------------------------
 3.    Broadstripe LLC, First Lien Term Loan, 0.0%, 6/30/11                                  1.81
---------------------------------------------------------------------------------------------------
 4.    Azithromycin Royalty Sub LLC, 16.0%, 5/15/19 (144A)                                   1.80
---------------------------------------------------------------------------------------------------
 5.    Cequel Communications LLC, Term Loan, 2.248%, 11/5/13                                 1.61
---------------------------------------------------------------------------------------------------
 6.    Level 3 Financing, Inc., Tranche A Term Loan, 2.648%, 3/13/14                         1.31
---------------------------------------------------------------------------------------------------
 7.    Celtic Pharma Phinco B.V., 17.0%, 6/15/12 (144A)                                      1.22
---------------------------------------------------------------------------------------------------
 8.    MetroPCS Wireless, Inc., Tranche B-2 Term Loan, 4.092%, 11/3/16                       1.17
---------------------------------------------------------------------------------------------------
 9.    Pinnacle Foods Finance LLC, Term Loan, 2.777%, 4/2/14                                 1.00
---------------------------------------------------------------------------------------------------
10.    WideOpenWest Finance LLC, First Lien Term Loan, 5.5%, 6/30/14                         0.96
---------------------------------------------------------------------------------------------------

* This list excludes derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  11

Prices and Distributions | 11/30/11

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 11/30/11         11/30/10
--------------------------------------------------------------------------------
                                                  $12.55           $13.16
--------------------------------------------------------------------------------
Premium                                             0.80%            5.11%
--------------------------------------------------------------------------------


Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 11/30/11         11/30/10
--------------------------------------------------------------------------------
                                                  $12.45           $12.52
--------------------------------------------------------------------------------


Distributions per Common Share: 12/1/10-11/30/11
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                Net
             Investment          Short-Term            Long-Term
              Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
             $0.9400               $ --                  $ --
--------------------------------------------------------------------------------


Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                 11/30/11         11/30/10
--------------------------------------------------------------------------------
Distribution Yield at Market Price                 7.49%            6.71%
--------------------------------------------------------------------------------
Distribution Yield at Net Asset Value              7.55%            7.05%
--------------------------------------------------------------------------------
30-day SEC Yield                                  10.17%            9.22%
--------------------------------------------------------------------------------


Past performance data quoted represents past performance, which is no guarantee of future results.


12   Pioneer Floating Rate Trust | Annual Report | 11/30/11

Performance Update | 11/30/11

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Floating Rate Trust, compared to that of the Credit Suisse (CS) Leveraged Loan Index, an index of senior secured U.S. dollar denominated loans, and the Barclays Capital U.S. High Yield Loans Index, which measures the performance of high-yield loans.


 Average Annual Total Returns
 (As of November 30, 2011)
--------------------------------------------------------------------------------
                                Net Asset         Market
                                Value (NAV)       Value
--------------------------------------------------------------------------------
 Life-of-Trust
 (12/28/04)                     3.64%             3.05%
--------------------------------------------------------------------------------
 5 Years                        1.52              2.44
--------------------------------------------------------------------------------
 1 Year                         6.99              2.60
--------------------------------------------------------------------------------


[THE DATA BELOW WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

        Pioneer Floating     CS Leveraged     Barclays Capital U.S. High
        Rate Trust           Loan Index       Yield Loans Index
12/04   $10,000              $10,000          $10,000
11/05   $ 9,023              $10,462          $10,500
        $10,913              $11,199          $10,913
11/07   $10,693              $11,463          $11,190
        $ 5,122              $ 8,514          $ 8,159
11/09   $ 9,783              $11,557          $11,814
        $11,997              $12,879          $13,169
11/11   $12,310              $13,221          $13,440


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

The CS Leveraged Loan Index is a representative index of tradeable, senior, secured U.S. dollar-denominated loans. The index began in January 1992. Comparisons for this index begin in 2004. The Barclays Capital U.S. High Yield Loans Index measures the performance of high-yield loans. Since comparisons for the Barclays Index begin in 2006; the chart assumes an initial investment of $10,913, which is equal to the Trust's value at 11/30/2006. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The indices do not employ leverage. You cannot invest directly in an index.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  13

Schedule of Investments | 11/30/11


-------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------
                                       COLLATERALIZED LOAN
                                       OBLIGATIONS -- 2.0% of Net Assets
                                       BANKS -- 2.0%
                                       Diversified Banks -- 0.7%
1,000,000(a)(b)(c)          BB+/Ba2    Primus, Ltd., 2007-2A D, 2.803%,
                                       7/15/21 (144A)                                $    602,480
1,000,000(a)(b)              B+/Ba2    Rampart, Ltd., 2006-1A, 3.955%,
                                       4/18/21 (144A)                                     658,270
  951,289(a)(b)            CCC-/Ba3    Stanfield McLaren, Ltd., 2007-1A B2L,
                                       5.012%, 2/27/21 (144A)                             688,552
                                                                                     ------------
                                                                                     $  1,949,302
-------------------------------------------------------------------------------------------------
                                       Thrifts & Mortgage Finance -- 1.3%
1,000,000(a)(b)              B+/Ba2    ACA, Ltd., 2007-1A D, 2.753%,
                                       6/15/22 (144A)                                $    682,690
1,000,000(a)(b)            BBB-/Ba1    Goldman Sachs Asset Management Plc,
                                       2007-1A D, 3.179%, 8/1/22 (144A)                   715,970
1,000,000(a)(b)            BBB/Baa3    Gulf Stream Sextant, Ltd., 2007-1A D,
                                       2.75%, 6/17/21 (144A)                              709,890
1,000,000(a)(b)               B/Ba3    Landmark CDO, Ltd., 2007-9A E,
                                       3.903%, 4/15/21 (144A)                             752,720
2,000,000(a)(b)            BB+/Baa3    Stone Tower, Ltd., 2007-6A C, 1.753%,
                                       4/17/21 (144A)                                   1,220,740
                                                                                     ------------
                                                                                     $  4,082,010
                                                                                     ------------
                                       Total Banks                                   $  6,031,312
-------------------------------------------------------------------------------------------------
                                       TOTAL COLLATERALIZED LOAN OBLIGATIONS
                                       (Cost $6,561,153)                             $  6,031,312
-------------------------------------------------------------------------------------------------
                                       SENIOR FLOATING RATE LOAN
                                       INTERESTS -- 132.8% of Net Assets*
                                       BANKS -- 0.5%
                                       Thrifts & Mortgage Finance -- 0.5%
1,462,500                      B/NR    Ocwen Financial Corp., Initial Term Loan,
                                       7.0%, 9/1/16                                  $  1,458,844
                                                                                     ------------
                                       Total Banks                                   $  1,458,844
-------------------------------------------------------------------------------------------------
                                       ENERGY -- 3.5%
                                       Coal & Consumable Fuels -- 0.3%
1,000,000                     NR/NR    PT Bumi Resources Tbk, Term Loan,
                                       11.248%, 7/8/13                               $  1,000,001
-------------------------------------------------------------------------------------------------
                                       Integrated Oil & Gas -- 0.5%
1,387,947                  BBB/Baa2    Glenn Pool Oil & Gas Trust 1, Term Loan,
                                       4.5%, 6/1/16                                  $  1,384,477
-------------------------------------------------------------------------------------------------
                                       Oil & Gas Drilling -- 0.3%
  588,636                     B+/B2    Big West Oil LLC, Term Loan, 7.75%, 3/31/16   $    591,579


The accompanying notes are an integral part of these financial statements.


14   Pioneer Floating Rate Trust | Annual Report | 11/30/11

---------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------
                                          Oil & Gas Drilling -- (continued)
   29,214(a)(b)(d)(e)         NR/NR    TARH E&P Holdings, L.P., First Lien Second Out
                                       Term Loan, 5.83%, 6/29/12                       $     29,214
  472,963(a)(b)(d)(e)         NR/NR    TARH E&P Holdings, L.P., Second Lien Term
                                       Loan, 3.6%, 6/29/12                                  435,126
                                                                                       ------------
                                                                                       $  1,055,919
---------------------------------------------------------------------------------------------------
                                       Oil & Gas Equipment & Services -- 1.8%
2,323,763                  CCC/Caa3    Aquilex Holdings LLC, Term Loan, 7.0%,
                                       4/1/16                                          $  2,051,883
3,356,193                     B+/B2    Frac Tech Services, Term Loan, 6.25%,
                                       5/6/16                                             3,312,841
                                                                                       ------------
                                                                                       $  5,364,724
---------------------------------------------------------------------------------------------------
                                       Oil & Gas Refining & Marketing -- 0.1%
  399,000                   BB+/Ba1    SunCoke Energy, Inc., Tranche B Term Loan,
                                       4.005%, 7/26/18                                 $    399,000
---------------------------------------------------------------------------------------------------
                                       Oil & Gas Storage & Transportation -- 0.5%
1,448,027                      B/B1    Semgroup Corp., Term Loan B,
                                       5.75%, 6/18/18                                  $  1,440,787
                                                                                       ------------
                                       Total Energy                                    $ 10,644,908
---------------------------------------------------------------------------------------------------
                                       MATERIALS -- 7.7%
                                       Aluminum -- 0.8%
  238,399                    BB/Ba2    Noranda Aluminum Acquisition Corp., Term
                                       Loan B, 2.01%, 5/18/14                          $    232,439
2,233,125                   BB-/Ba2    Novelis, Inc., Term Loan, 3.75%, 3/10/17           2,206,142
                                                                                       ------------
                                                                                       $  2,438,581
---------------------------------------------------------------------------------------------------
                                       Diversified Chemicals -- 1.4%
  520,047                  BBB-/Ba1    Celanese US Holdings LLC, Dollar Term Loan
                                       C, 3.122%, 10/31/16                             $    522,452
1,247,956                      B/B1    General Chemical Corp., New Tranche B Term
                                       Loan, 5.002%, 10/6/15                              1,244,836
  156,281                     BB/NR    Huntsman International LLC, Extended Term
                                       Loan B, 2.883%, 4/19/17                              150,343
1,175,735                   BB+/Ba1    Solutia, Inc., Term Loan 1,
                                       3.5%, 8/1/17                                       1,178,919
1,458,975                     B+/B2    Univar, Inc., Term Loan B, 5.0%, 6/30/17           1,418,853
                                                                                       ------------
                                                                                       $  4,515,403
---------------------------------------------------------------------------------------------------
                                       Diversified Metals & Mining -- 0.5%
1,047,375                     B+/NR    U.S. Silica Co., Term Loan, 4.75%, 6/8/17       $  1,041,483
  604,923                    BB-/B1    Walter Energy, Inc., Term Loan B, 4.0%,
                                       4/1/18                                               595,188
                                                                                       ------------
                                                                                       $  1,636,671
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  15

----------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------
                                       Metal & Glass Containers -- 0.1%
  210,492                     B/Ba3    BWAY Holding Co., Replacement Term Loan B,
                                       4.5%, 2/23/18                                    $    206,282
   19,404                     B/Ba3    BWAY Holding Co., Replacement Term Loan C,
                                       4.5%, 2/23/18                                          19,016
                                                                                        ------------
                                                                                        $    225,298
----------------------------------------------------------------------------------------------------
                                       Paper Packaging -- 0.9%
1,537,213                  BBB-/Ba2    Graphic Packaging International, Inc.,
                                       Incremental Term Loan, 3.136%, 5/16/14           $  1,535,451
1,165,250                   BB+/Ba1    Sealed Air Corp., Advance Term Loan B,
                                       4.75%, 10/3/18                                      1,176,417
                                                                                        ------------
                                                                                        $  2,711,868
----------------------------------------------------------------------------------------------------
                                       Paper Products -- 0.8%
2,239,388                      B/B1    Exopack LLC/Cello Foil Products, Inc., Term
                                       Loan B, 6.5%, 5/31/17                            $  2,155,411
  239,577                   BB-/Ba3    Ranpak Corp., First Lien USD Term Loan,
                                       4.75%, 4/20/17                                        229,994
                                                                                        ------------
                                                                                        $  2,385,405
----------------------------------------------------------------------------------------------------
                                       Precious Metals & Minerals -- 0.7%
2,081,250                    BB-/B1    Fairmount Minerals, Ltd., Tranche B Term Loan,
                                       5.25%, 3/15/17                                   $  2,081,250
----------------------------------------------------------------------------------------------------
                                       Specialty Chemicals -- 2.5%
4,000,000                   BB+/Ba1    Chemtura Corp., Facility Term Loan,
                                       5.5%, 8/27/16                                    $  4,017,500
1,850,000                   BB-/Ba2    Harko C.V. (OM Group, Inc.), Dollar Term
                                       Loan B, 5.75%, 8/2/17                               1,840,750
  696,482                   BB+/Ba1    Nalco Co., Tranche B-1 Term Loan,
                                       7.25%, 10/5/17                                        697,933
1,025,000                   BB-/Ba1    PolyOne Corp., Term Loan B, 0.0%, 12/20/17          1,028,844
                                                                                        ------------
                                                                                        $  7,585,027
                                                                                        ------------
                                       Total Materials                                  $ 23,579,503
----------------------------------------------------------------------------------------------------
                                       CAPITAL GOODS -- 10.4%
                                       Aerospace & Defense -- 5.1%
2,884,221                    BB-/B2    API Technologies Corp., Term Loan,
                                       7.75%, 6/1/16                                    $  2,783,273
  757,268                      B/B2    DAE Aviation Holdings, Inc., Tranche B-1 Term
                                       Loan, 5.43%, 7/31/14                                  739,283
2,085,000                   BB+/Ba3    Digitalglobe, Inc., Term Loan, 5.75%, 10/12/18      2,077,181
  992,087                   BB-/Ba2    DynCorp International, Inc., Term Loan,
                                       6.25%, 7/7/16                                         978,032
1,611,429                     BB/B1    Hunter Defense Technologies, Inc., Term Loan,
                                       3.62%, 8/22/14                                      1,466,400
1,742,317                      B/NR    IAP Worldwide Services, Inc., First Lien Term
                                       Loan, 9.25%, 12/30/12                               1,676,980


The accompanying notes are an integral part of these financial statements.


16   Pioneer Floating Rate Trust | Annual Report | 11/30/11

--------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------
                                       Aerospace & Defense -- (continued)
1,500,000                     B-/B1    Sequa Corp., Term Loan, 3.64%, 12/3/14         $  1,454,250
1,787,996                    B+/Ba3    SI Organization, Inc., New Tranche B Term
                                       Loan, 4.5%, 11/22/16                              1,725,416
  997,500                      B/B3    Sotera Defense Solutions, Inc., Term Loan B,
                                       7.0%, 4/21/17                                       995,006
  725,723                     NR/NR    Standard Aero, Ltd., Tranche B-2 Term Loan,
                                       5.34%, 7/31/14                                      708,487
  995,733(e)                 BB/Ba2    TASC, Inc., New Tranche B Term Loan,
                                       4.5%, 12/18/15                                      979,553
                                                                                      ------------
                                                                                      $ 15,583,861
--------------------------------------------------------------------------------------------------
                                       Building Products -- 2.1%
1,915,874                    BB-/B1    Armstrong World Industries, Inc., Term Loan
                                       B-1, 4.0%, 3/10/18                             $  1,895,119
2,733,116                      B/B2    CPG International I, Inc., Term Loan,
                                       6.0%, 2/18/17                                     2,562,296
  864,407                     B+/B1    Custom Building Products, Inc., Term Loan,
                                       5.75%, 3/19/15                                      842,796
1,075,113                     B+/B1    Goodman Global, Inc., First Lien Initial Term
                                       Loan, 5.75%, 10/28/16                             1,075,561
                                                                                      ------------
                                                                                      $  6,375,772
--------------------------------------------------------------------------------------------------
                                       Construction & Farm Machinery & Heavy Trucks -- 0.8%
1,610,963                    BB/Ba2    Manitowoc Co., Inc., Term Loan B,
                                       4.25%, 11/13/17                                $  1,591,833
  955,000                     BB/NR    Terex Corp., U.S. Term Loan, 5.5%, 4/28/17          958,581
                                                                                      ------------
                                                                                      $  2,550,414
--------------------------------------------------------------------------------------------------
                                       Electrical Components & Equipment -- 1.5%
1,311,750                     NR/NR    Excelitas Technologies Corp., New Term Loan
                                       B, 4.75%, 11/29/16                             $  1,278,956
2,039,588                     B+/B1    Pelican Products, Inc., Term Loan, 5.0%,
                                       3/7/17                                            2,024,291
1,201,860                     B+/B1    Scotsman Industries, Inc., Term Loan,
                                       5.754%, 4/30/16                                   1,189,841
                                                                                      ------------
                                                                                      $  4,493,088
--------------------------------------------------------------------------------------------------
                                       Industrial Conglomerates -- 0.4%
1,266,825                     B+/B2    Pro Mach, Inc., Term Loan, 6.25%, 7/6/17       $  1,247,823
--------------------------------------------------------------------------------------------------
                                       Industrial Machinery -- 0.5%
1,203,158                     B+/B1    Alliance Laundry Systems LLC, Term Loan,
                                       6.25%, 9/30/16                                 $  1,202,406
  498,750                    BB/Ba2    TriMas Co., Tranche B Term Loan,
                                       4.25%, 6/21/17                                      497,503
                                                                                      ------------
                                                                                      $  1,699,909
                                                                                      ------------
                                       Total Capital Goods                            $ 31,950,867
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  17

--------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                  Value
--------------------------------------------------------------------------------------------------
                                       COMMERCIAL & PROFESSIONAL SERVICES -- 5.9%
                                       Commercial Printing -- 0.5%
1,489,249                  BB-/Caa1    Cenveo Corp., Facility Term Loan B, 6.25%,
                                       12/21/16                                       $  1,468,151
--------------------------------------------------------------------------------------------------
                                       Diversified Commercial & Professional Services -- 1.3%
  952,500                    BB/Ba3    Aramark Canada, Ltd., Canadian Term Loan,
                                       2.244%, 1/26/14                                $    933,450
3,036,576                      B/B2    Cydcor, Inc., First Lien Tranche B Term Loan,
                                       9.0%, 2/5/13                                      3,021,393
                                                                                      ------------
                                                                                      $  3,954,843
--------------------------------------------------------------------------------------------------
                                       Diversified Support Services -- 1.4%
1,039,775                    B+/Ba3    Allied Security Holdings LLC, First Lien Term
                                       Loan, 5.0%, 2/4/17                             $  1,039,775
1,502,949                     B+/B1    InfoGroup, Inc., Term Loan B, 5.75%, 5/26/18      1,382,713
1,912,905                    B+/Ba3    Language Line LLC, Tranche B Term Loan,
                                       6.25%, 6/20/16                                    1,888,993
                                                                                      ------------
                                                                                      $  4,311,481
--------------------------------------------------------------------------------------------------
                                       Environmental & Facilities Services -- 0.9%
1,591,980                     B+/B1    Brickman Group Holdings, Inc., Tranche B Term
                                       Loan, 7.25%, 10/14/16                          $  1,586,010
1,318,375                     B+/B1    Waste Industries USA, Inc., Term Loan B,
                                       4.75%, 3/17/17                                    1,292,008
                                                                                      ------------
                                                                                      $  2,878,018
--------------------------------------------------------------------------------------------------
                                       Human Resource & Employment Services -- 0.6%
1,890,500                      B/B1    Nexeo Solutions LLC, Initial Term Loan,
                                       5.0%, 9/8/17                                   $  1,824,332
--------------------------------------------------------------------------------------------------
                                       Research & Consulting Services -- 0.9%
2,780,091                     BB/B1    Wyle Services Corp., First Lien Term Loan,
                                       5.75%, 3/26/17                                 $  2,726,227
--------------------------------------------------------------------------------------------------
                                       Security & Alarm Services -- 0.3%
  866,923                     BB/B1    Protection One, Inc., Term Loan, 6.0%,
                                       6/4/16                                         $    860,421
                                                                                      ------------
                                       Total Commercial & Professional Services       $ 18,023,473
--------------------------------------------------------------------------------------------------
                                       TRANSPORTATION -- 3.6%
                                       Airlines -- 1.9%
  845,750                   BB-/Ba3    Allegiant Travel Co., Term Loan, 5.75%,
                                       3/10/17                                        $    837,292
  547,250                   BB-/Ba2    Delta Air Lines, Inc., 2009 Term Loan,
                                       4.25%, 3/7/16                                       525,702
1,346,625                   BB-/Ba2    Delta Airlines, Inc., 2011 Term Loan, 5.5%,
                                       4/20/17                                           1,291,077
  250,000                   BB-/Ba3    United Air Lines, Inc., Tranche B Term Loan,
                                       2.313%, 2/1/14                                      239,063


The accompanying notes are an integral part of these financial statements.


18   Pioneer Floating Rate Trust | Annual Report | 11/30/11

----------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------
                                       Airlines -- (continued)
3,550,000                     B+/B3    US Airways Group, Inc., Term Loan,
                                       2.76%, 3/21/14                                   $  3,063,650
                                                                                        ------------
                                                                                        $  5,956,784
----------------------------------------------------------------------------------------------------
                                       Trucking -- 1.7%
  815,000                    BB/Ba1    Avis Budget Car Rental LLC, Tranche B Term
                                       Loan, 6.25%, 9/22/18                             $    819,584
2,714,539                    BB/Ba3    SIRVA Worldwide, Inc., Second Lien Term
                                       Loan, 10.0%, 5/12/15                                2,171,631
2,266,999                    BB-/B1    Swift Transportation Co., LLC, Term Loan,
                                       6.0%, 12/21/16                                      2,260,624
                                                                                        ------------
                                                                                        $  5,251,839
                                                                                        ------------
                                       Total Transportation                             $ 11,208,623
----------------------------------------------------------------------------------------------------
                                       AUTOMOBILES & COMPONENTS -- 5.3%
                                       Auto Parts & Equipment -- 4.2%
2,771,410                     B+/B1    Allison Transmission, Inc., Term Loan,
                                       2.75%, 8/7/14                                    $  2,680,183
  844,209                    B+/Ba3    Federal-Mogul Corp., Tranche B Term Loan,
                                       2.188%, 12/29/14                                      783,532
  430,719                    B+/Ba3    Federal-Mogul Corp., Tranche C Term Loan,
                                       2.188%, 12/28/15                                      399,761
2,335,791                     B+/B2    HHI Holdings LLC, Term Loan, 7.002%,
                                       3/21/17                                             2,306,594
3,817,678                     B+/B1    Key Safety Systems, Inc., First Lien Term Loan,
                                       2.509%, 3/8/14                                      3,550,441
1,210,989                     B+/NR    Metaldyne LLC, Term Loan, 5.25%, 5/18/17            1,195,094
  740,625                  BBB-/Ba1    Tenneco, Inc., Tranche B Term Loan,
                                       4.76%, 6/3/16                                         742,477
  315,446                     NR/NR    Tomkins LLC, Term Loan B-1, 4.25%, 9/29/16            313,080
1,116,563                    B+/Ba2    UCI International, Inc., Term Loan,
                                       5.5%, 7/26/17                                       1,122,145
                                                                                        ------------
                                                                                        $ 13,093,307
----------------------------------------------------------------------------------------------------
                                       Automobile Manufacturers -- 1.1%
3,616,438                    BB/Ba2    Chrysler Group LLC, Tranche B Term Loan,
                                       6.0%, 5/24/17                                    $  3,332,547
                                                                                        ------------
                                       Total Automobiles & Components                   $ 16,425,854
----------------------------------------------------------------------------------------------------
                                       CONSUMER DURABLES & APPAREL -- 1.5%
                                       Homebuilding -- 0.1%
1,000,000(a)(b)(c)(f)        BB-/B1    WAICCS Las Vegas 3 LLC, First Lien Term Loan,
                                       6.0%, 7/30/09                                    $    340,000
4,500,000(a)(b)(c)(f)      BB-/Caa2    WAICCS Las Vegas 3 LLC, Second Lien Term
                                       Loan, 6.0%, 7/30/09                                    33,750
                                                                                        ------------
                                                                                        $    373,750
----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  19

----------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                     Value
----------------------------------------------------------------------------------------------------
                                       Housewares & Specialties -- 1.1%
1,592,249                   BB+/Ba2    Reynolds Group Holdings, Inc., Tranche B
                                       Term Loan, 6.5%, 2/9/18                          $  1,560,404
1,000,000                    BB/Ba3    Reynolds Group Holdings, Inc., Tranche C
                                       Term Loan, 6.5%, 8/9/18                               986,250
  861,164                   BB-/Ba2    Yankee Candle Co., Inc., Term Loan,
                                       2.26%, 2/6/14                                         845,786
                                                                                        ------------
                                                                                        $  3,392,440
----------------------------------------------------------------------------------------------------
                                       Leisure Products -- 0.3%
  976,860                    B+/Ba3    SRAM LLC, First Lien Term Loan, 4.764%,
                                       6/7/18                                           $    971,975
                                                                                        ------------
                                       Total Consumer Durables & Apparel                $  4,738,165
----------------------------------------------------------------------------------------------------
                                       CONSUMER SERVICES -- 8.5%
                                       Casinos & Gaming -- 1.6%
  150,000                   BB+/Ba3    Ameristar Casinos, Inc., Term Loan B,
                                       4.0%, 4/16/18                                    $    149,925
1,700,000                   BB-/Ba3    Boyd Gaming Corp., Increased Term Loan,
                                       6.0%, 12/17/15                                      1,681,937
2,000,000                     NR/NR    Caesars Entertainment Operating Co., Inc.,
                                       Term Loan B-1, 3.418%, 1/28/15                      1,702,812
1,179,000                     NR/NR    Caesars Entertainment Operating Co., Inc.,
                                       Term Loan B-4, 9.5%, 10/31/16                       1,165,736
   33,386                     BB/NR    Las Vegas Sands LLC, Delayed Draw I Term
                                       Loan, 2.84%, 11/23/16                                  31,967
  166,109                     BB/NR    Las Vegas Sands LLC, Tranche B Term Loan,
                                       2.84%, 11/23/16                                       159,673
                                                                                        ------------
                                                                                        $  4,892,050
----------------------------------------------------------------------------------------------------
                                       Education Services -- 2.2%
2,084,252                      B/B1    Ascend Learning LLC, First Lien Term Loan,
                                       7.008%, 12/6/16                                  $  2,035,620
3,832,815                   BB-/Ba2    Bright Horizons Family Solutions, Inc., Tranche
                                       B Term Loan, 4.26%, 5/28/15                         3,794,487
  984,615                     B+/B2    Cengage Learning Acquisitions, Inc., Term
                                       Loan, 2.51%, 7/3/14                                   833,384
                                                                                        ------------
                                                                                        $  6,663,491
----------------------------------------------------------------------------------------------------
                                       Hotels, Resorts & Cruise Lines -- 0.3%
1,123,482                      B/B3    Yellowstone Mountain Club LLC, Senior First
                                       Lien Term Loan, 6.0%, 7/16/14                    $  1,095,395
----------------------------------------------------------------------------------------------------
                                       Leisure Facilities -- 0.6%
1,714,555                   BB-/Ba2    Cedar Fair LP, U.S. Term Loan-1,
                                       4.0%, 12/15/17                                   $  1,715,617
----------------------------------------------------------------------------------------------------
                                       Restaurants -- 2.2%
1,887,625                   BB-/Ba3    Burger King Corp., Tranche B Term Loan,
                                       4.5%, 10/19/16                                   $  1,875,828


The accompanying notes are an integral part of these financial statements.


20   Pioneer Floating Rate Trust | Annual Report | 11/30/11

--------------------------------------------------------------------------------------------------------
Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------------
                                            Restaurants -- (continued)
   303,024                      BB-/Ba2     DineEquity, Inc., Term Loan B-1,
                                            4.25%, 10/19/17                                 $    301,509
 4,034,563                        NR/NR     Dunkin Brands, Inc., Term Loan B-2,
                                            4.0%, 11/23/17                                     3,973,036
   469,064                       BB/Ba2     Wendy's/Arby's Restaurants LLC, Term Loan,
                                            5.0%, 5/24/17                                        468,868
                                                                                            ------------
                                                                                            $  6,619,241
--------------------------------------------------------------------------------------------------------
                                            Specialized Consumer Services -- 1.6%
 1,171,828                      BB-/Ba3     Kar Auction Services, Inc., Term Loan, 5.0%,
                                            5/19/17                                         $  1,157,180
 3,840,730                        NR/NR     Wash MultiFamily Laundry Systems LLC,
                                            Term Loan, 7.0%, 8/28/14                           3,821,526
                                                                                            ------------
                                                                                            $  4,978,706
                                                                                            ------------
                                            Total Consumer Services                         $ 25,964,500
--------------------------------------------------------------------------------------------------------
                                            MEDIA -- 19.5%
                                            Advertising -- 1.9%
 1,488,750                        B+/NR     Advantage Sales & Marketing, Inc., First Lien
                                            Term Loan, 5.25%, 12/17/17                      $  1,471,381
 3,447,544                      BB-/Ba3     Affinion Group, Inc., Tranche B Term Loan,
                                            5.0%, 7/16/15                                      3,128,646
 1,227,746                      BB/Baa3     Lamar Media Corp., Term Loan B,
                                            4.0%, 12/30/16                                     1,229,281
                                                                                            ------------
                                                                                            $  5,829,308
--------------------------------------------------------------------------------------------------------
                                            Broadcasting -- 4.2%
 1,228,319                       B+/Ca2     FoxCo Aquisition Sub LLC, Replacement Term
                                            Loan, 4.75%, 7/14/15                            $  1,202,985
   249,375                       B+/Ba3     Hubbard Radio LLC, First Lien Term Loan,
                                            5.25%, 4/29/15                                       246,258
   836,206                        NR/NR     New Young Broadcasting Holding Co., Inc.,
                                            Term Loan, 8.0%, 6/30/15                             829,934
 1,797,222                      BB-/Ba3     TWCC Holding Corp., 2011 Term Loan,
                                            4.25%, 2/11/17                                     1,793,478
 9,716,995                        B+/B2     Univision Communications, Inc., Extended First
                                            Lien Term Loan, 4.51%, 3/31/17                     8,733,150
                                                                                            ------------
                                                                                            $ 12,805,805
--------------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- 9.0%
19,591,675(a)(b)(c)(d)(g)         NR/NR     Broadstripe LLC, First Lien Term Loan,
                                            0.0%, 6/30/11                                   $  8,522,379
 1,428,203(a)(b)(c)(d)(g)         NR/NR     Broadstripe LLC, Revolver Term Loan,
                                            0.0%, 6/30/11                                        621,268
 7,651,687                        NR/NR     Cequel Communications LLC, Term Loan,
                                            2.248%, 11/5/13                                    7,558,772


The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  21

-----------------------------------------------------------------------------------------------------
Principal                   S&P/Moody's
Amount                      Ratings
USD ($)                     (unaudited)                                                  Value
-----------------------------------------------------------------------------------------------------
                                            Cable & Satellite -- (continued)
       1,591                    BB+/Ba1     Charter Communications Operating LLC, Term
                                            Loan B-1, 2.26%, 3/6/14                      $      1,584
   4,318,599                    BB+/Ba1     Charter Communications Operating LLC, Term
                                            Loan C, 3.62%, 9/6/16                           4,263,321
   1,975,000                    BB-/Ba3     MCC Iowa LLC, Tranche F Term Loan,
                                            4.5%, 10/23/17                                  1,932,208
   4,759,412                      B-/B1     WideOpenWest Finance LLC, First Lien Term
                                            Loan, 5.5%, 6/30/14                             4,518,466
                                                                                         ------------
                                                                                         $ 27,417,998
-----------------------------------------------------------------------------------------------------
                                            Movies & Entertainment -- 3.6%
   2,201,758                      B+/NR     Alpha Topco, Ltd. (Formula One), Facility
                                            Term Loan B-1, 2.526%, 12/31/13              $  2,101,578
   1,513,488                      B+/NR     Alpha Topco, Ltd. (Formula One), Facility
                                            Term Loan B-2, 2.526%, 12/31/13                 1,444,625
   1,193,012                      B-/B1     Carmike Cinemas, Inc., Initial Term Loan,
                                            5.5%, 1/27/16                                   1,191,023
   1,501,727                     NR/Ba1     Cinedigm Digital Funding I LLC, Term Loan,
                                            5.25%, 4/29/16                                  1,449,167
   3,970,000                      B-/B3     Knology, Inc., Term Loan B, 4.0%, 8/18/17       3,873,231
   1,219,613                       B/B3     LodgeNet Interactive Corp., Closing Date
                                            Term Loan, 6.5%, 4/4/14                         1,063,096
                                                                                         ------------
                                                                                         $ 11,122,720
-----------------------------------------------------------------------------------------------------
                                            Publishing -- 0.8%
   1,700,922                     B+/Ba3     Interactive Data Corp., Term Loan B,
                                            4.5%, 2/11/18                                $  1,679,660
EURO 891,129                      B/Ba3     Mediannuaire Holding, Term Loan B-2,
                                            3.69%, 10/13/14                                   347,026
EURO 890,461                      B/Ba3     Mediannuaire Holding, Term Loan C-1,
                                            4.19%, 10/12/15                                   346,765
     419,993                     CCC/B2     R.H. Donnelley Inc., Term Loan, 9.0%,
                                            10/24/14                                          163,797
                                                                                         ------------
                                                                                         $  2,537,248
                                                                                         ------------
                                            Total Media                                  $ 59,713,079
-----------------------------------------------------------------------------------------------------
                                            RETAILING -- 6.3%
                                            Apparel Retail -- 0.9%
   2,481,250                       B/B1     Gymboree Corp., Term Loan, 5.0%, 2/23/18     $  2,236,847
     609,563(e)                   NR/NR     Johnny Appleseed's, Inc., First Lien Second
                                            Out Term Loan, 6.5%, 4/25/16                      472,411
     134,343(e)                   NR/NR     Johnny Appleseed's, Inc., Junior Term Loan,
                                            6.5%, 4/25/17                                $     62,470
                                                                                         ------------
                                                                                         $  2,771,728
-----------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


22   Pioneer Floating Rate Trust | Annual Report | 11/30/11

-----------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                       Value
-----------------------------------------------------------------------------------------------
                                 Automotive Retail -- 0.5%
  398,000            BB+/Ba3     Autotrader.com, Inc., Tranche B-1 Term Loan,
                                 4.0%, 12/15/16                                    $    392,030
1,150,000              NR/B1     Stackpole Powertrain International ULC, Term
                                 Loan, 7.5%, 8/2/17                                $  1,127,000
                                                                                   ------------
                                                                                   $  1,519,030
-----------------------------------------------------------------------------------------------
                                 General Merchandise Stores -- 2.3%
2,841,135           BBB-/Ba1     Dollar General Corp., Tranche B-1 Term Loan,
                                 3.04%, 7/7/14 (144A)                              $  2,840,425
4,268,478            BB+/Ba3     Dollar General Corp., Tranche B-2 Term Loan,
                                 3.001%, 7/7/14 (144A)                                4,259,809
                                                                                   ------------
                                                                                   $  7,100,234
-----------------------------------------------------------------------------------------------
                                 Home Improvement Retail -- 0.6%
1,899,495             B+/Ba3     Hillman Group, Inc., Term Loan,
                                 5.0%, 5/28/16                                     $  1,873,377
-----------------------------------------------------------------------------------------------
                                 Oil & Gas -- 0.5%
1,567,815            BB+/Ba2     Pilot Travel Centers LLC, Initial Tranche B Term
                                 Loan, 4.25%, 3/30/18                              $  1,568,305
-----------------------------------------------------------------------------------------------
                                 Specialty Stores -- 1.5%
  780,394            BBB/Ba2     Sally Holdings LLC, Term Loan B,
                                 2.51%, 11/16/13                                   $    776,492
1,980,050             B+/Ba3     Savers, Inc., New Term Loan, 4.25%, 3/4/17           1,968,912
1,910,212               B/B2     Targus Group International, Inc., Term Loan,
                                 11.0%, 5/24/16                                       1,848,131
                                                                                   ------------
                                                                                   $  4,593,535
                                                                                   ------------
                                 Total Retailing                                   $ 19,426,209
-----------------------------------------------------------------------------------------------
                                 FOOD & STAPLES RETAILING -- 2.1%
                                 Drug Retail -- 0.5%
1,589,840              B+/B3     Rite Aid Corp., Tranche 5 Term Loan,
                                 4.5%, 3/3/18                                      $  1,510,348
-----------------------------------------------------------------------------------------------
                                 Food Retail -- 1.6%
  397,000            BB-/Ba3     NBTY, Inc., Term Loan B-1, 4.25%, 10/1/17         $    392,410
4,784,590             B+/Ba3     Pinnacle Foods Finance LLC, Term Loan,
                                 2.777%, 4/2/14                                       4,714,319
                                                                                   ------------
                                                                                   $  5,106,729
                                                                                   ------------
                                 Total Food & Staples Retailing                    $  6,617,077
-----------------------------------------------------------------------------------------------
                                 FOOD, BEVERAGE & TOBACCO -- 4.3%
                                 Agricultural Products -- 0.4%
1,350,040               B/B1     Wm. Bolthouse Farms, Inc., First Lien Term
                                 Loan, 5.5%, 2/11/16                               $  1,341,602
-----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  23

---------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                     Value
---------------------------------------------------------------------------------------------
                                 Distillers & Vintners -- 0.2%
  244,610            BB+/Ba2     Constellation Brands, Inc., Extending Tranche
                                 B Term Loan, 3.0%, 6/5/15                       $    244,559
  495,835            BB+/Ba2     Constellation Brands, Inc., Non-Extending
                                 Tranche B Term Loan, 1.85%, 6/5/13              $    497,488
                                                                                 ------------
                                                                                 $    742,047
---------------------------------------------------------------------------------------------
                                 Packaged Foods & Meats -- 3.7%
  974,490            BB-/Ba3     Dean Foods Co., 2014 Tranche B Term Loan,
                                 1.87%, 4/2/14                                   $    935,510
1,840,388              B/Ba3     Del Monte Foods Co., Initial Term Loan,
                                 4.5%, 3/8/18                                       1,752,969
1,584,040              B+/B1     Michael Foods Group, Inc., Facility Term Loan
                                 B, 4.25%, 2/25/18                                  1,568,200
3,564,000              B+/B1     Pierre Foods, Inc., First Lien Term Loan,
                                 7.0%, 9/30/16                                      3,552,863
2,500,000             BB-/B2     Pierre Foods, Inc., Second Lien Term Loan,
                                 11.25%, 9/29/17                                    2,490,625
  964,500             BB-/B1     Windsor Quality Food Co., Ltd., Tranche B Term
                                 Loan, 5.0%, 2/16/17                                  916,275
                                                                                 ------------
                                                                                 $ 11,216,442
                                                                                 ------------
                                 Total Food, Beverage & Tobacco                  $ 13,300,091
---------------------------------------------------------------------------------------------
                                 HOUSEHOLD & PERSONAL PRODUCTS -- 1.5%
                                 Household Products -- 0.7%
2,158,689               B/B1     Spectrum Brands, Inc., New Term Loan,
                                 5.001%, 6/17/16                                 $  2,162,089
---------------------------------------------------------------------------------------------
                                 Personal Products -- 0.8%
2,468,813            BB-/Ba3     Revlon Consumer Products Corp., Term Loan
                                 B, 4.75%, 11/19/17                              $  2,451,839
                                                                                 ------------
                                 Total Household & Personal Products             $  4,613,928
---------------------------------------------------------------------------------------------
                                 HEALTH CARE EQUIPMENT & SERVICES -- 17.8%
                                 Health Care Equipment -- 2.3%
  696,632               B/NR     Fenwal, Inc., First Lien Delayed Draw Term
                                 Loan, 2.772%, 2/28/14                           $    660,059
4,062,796               B/NR     Fenwal, Inc., Initial First Lien Term Loan,
                                 2.772%, 2/28/14                                    3,849,500
  234,315          BBB-/Baa2     Fresenius SE, Tranche D-1 Dollar Term Loan,
                                 3.5%, 9/10/14                                        234,022
  133,846          BBB-/Baa2     Fresenius SE, Tranche D-2 Term Loan,
                                 3.5%, 9/10/14                                        133,344
  490,000            BB-/Ba2     Kinetic Concepts, Inc., Dollar Term Loan B-1,
                                 7.0%, 5/4/18                                         493,062
1,716,292             BB-/B1     Onex Carestream Finance LP, Term Loan,
                                 5.0%, 2/25/17                                      1,526,070
                                                                                 ------------
                                                                                 $  6,896,057
---------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


24   Pioneer Floating Rate Trust | Annual Report | 11/30/11

-----------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                       Value
-----------------------------------------------------------------------------------------------
                                 Health Care Facilities -- 5.2%
2,364,000               B/B1     Ardent Medical Services, Inc., Term Loan,
                                 6.5%, 9/15/15                                     $  2,316,720
   56,109             BB/Ba3     CHS/Community Health Systems, Inc.,
                                 Non-Extended Delayed Draw Term Loan,
                                 2.51%, 7/25/14                                          54,328
1,092,001             BB/Ba3     CHS/Community Health Systems, Inc.,
                                 Non-Extended Term Loan, 2.77%, 7/25/14               1,057,330
3,471,473             BB/Ba3     HCA, Inc., Tranche B-2 Term Loan,
                                 3.619%, 3/31/17                                      3,309,470
2,698,472             BB/Ba3     HCA, Inc., Tranche B-3 Term Loan,
                                 3.619%, 5/1/18                                       2,564,673
1,641,750              B/Ba3     Iasis Healthcare LLC, Term Loan B, 5.0%, 5/3/18      1,591,813
2,059,838            BB-/Ba3     Select Medical Corp., Tranche B Term Loan,
                                 5.5%, 6/1/18                                         1,920,156
2,675,556              NR/NR     Sun Healthcare Group, Inc., Term Loan,
                                 7.5%, 10/18/16                                       2,050,144
1,156,684            BB+/Ba2     Universal Health Services, Inc., 2011
                                 Tranche B Term Loan, 3.75%, 11/15/16                 1,150,901
                                                                                   ------------
                                                                                   $ 16,015,535
-----------------------------------------------------------------------------------------------
                                 Health Care Services -- 8.0%
  750,458              NR/NR     AccentCare, Inc., Term Loan, 6.5%, 12/22/16       $    682,917
  696,114             B+/Ba3     Alliance HealthCare Services, Inc., Initial Term
                                 Loan, 7.25%, 6/1/16                                    624,762
  926,984              NR/NR     Aveta, Inc., NAMM Term Loan, 8.5%, 4/14/15             910,762
  598,500             BB-/B1     Butler Animal Health Supply LLC, Tranche B
                                 Term Loan, 4.5%, 12/31/15                              589,523
2,226,995(e)           B-/B3     CCS Medical, Inc., First Lien Term Loan,
                                 8.25%, 3/31/15                                       1,748,191
  848,045              NR/NR     CCS Medical, Inc., Second Lien Term Loan,
                                 10.25%, 3/31/16                                        496,106
2,891,881               B/B1     Gentiva Health Services, Inc., Term Loan B-1,
                                 4.75%, 8/17/16                                       2,591,848
1,440,424            BB-/Ba3     Inventiv Health, Inc., Consolidated Term Loan,
                                 6.5%, 8/4/16                                         1,418,818
2,068,566            CCC-/B2     LifeCare Holdings, Term Loan, 8.148%, 2/1/16         1,778,967
2,532,275              B+/B1     National Mentor Holdings, Inc., Tranche B Term
                                 Loan, 7.0%, 2/9/17                                   2,363,456
1,122,584              NR/NR     National Specialty Hospitals, Inc., Initial Term
                                 Loan, 8.25%, 2/2/17                                  1,077,680
   99,490               B/NR     Physician Oncology Services LP, Delayed Draw
                                 Term Loan, 6.25%, 1/31/17                               95,510
  818,923               B/B2     Physician Oncology Services LP, Effective Date
                                 Term Loan, 6.25%, 1/31/17                              786,166
2,955,000              NR/B1     Prime Healthcare Services, Inc., Term Loan B,
                                 7.25%, 4/28/15                                       2,836,800


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  25

----------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                      Value
----------------------------------------------------------------------------------------------
                                 Health Care Services -- (continued)
  521,436              B/Ba3     Renal Advantage Holdings, Inc., Tranche B
                                 Term Loan, 5.75%, 12/17/16                       $    521,110
2,144,625              B/Ba3     Rural/Metro Operating Co., LLC, First Lien Term
                                 Loan, 5.75%, 6/30/18                                2,104,413
1,358,175             B+/Ba3     Surgery Center Holdings, Inc., Term Loan,
                                 6.5%, 5/4/17                                        1,201,985
  748,125              B/Ba3     Valitas Health Services, Inc., Term Loan B,
                                 5.75%, 6/2/17                                         722,876
2,233,125              B+/B1     Virtual Radiologic Corp., Term Loan A,
                                 7.75%, 12/22/16                                     2,127,052
                                                                                  ------------
                                                                                  $ 24,678,942
----------------------------------------------------------------------------------------------
                                 Health Care Supplies -- 1.2%
1,455,000            BB-/Ba3     Alere, Inc., Term Loan B, 4.5%, 6/30/17          $  1,424,081
  460,635             BB-/B1     Bausch & Lomb, Inc., Delayed Draw Term
                                 Loan, 3.51%, 4/24/15                                  452,574
1,889,994             BB-/B1     Bausch & Lomb, Inc., Parent Term Loan,
                                 3.595%, 4/24/15                                     1,858,100
                                                                                  ------------
                                                                                  $  3,734,755
----------------------------------------------------------------------------------------------
                                 Health Care Technology -- 0.8%
1,370,640            BB-/Ba3     MedAssets, Inc., Term Loan, 5.25%,
                                 11/16/16                                         $  1,364,643
1,155,000               B/B2     Medical Card System, Inc., Term Loan,
                                 12.0%, 9/17/15                                        964,425
                                                                                  ------------
                                                                                  $  2,329,068
----------------------------------------------------------------------------------------------
                                 Managed Health Care -- 0.3%
  926,984              NR/NR     Aveta, Inc., MMM Term Loan, 8.5%, 4/14/15        $    910,762
                                                                                  ------------
                                 Total Health Care Equipment & Services           $ 54,565,119
----------------------------------------------------------------------------------------------
                                 PHARMACEUTICALS & BIOTECHNOLOGY &
                                 LIFE SCIENCES -- 3.8%
                                 Biotechnology -- 3.4%
2,160,000              BB/B1     Alkermes, Inc., First Lien Term Loan, 6.75%,
                                 9/16/17                                          $  2,160,000
3,061,863              NR/NR     Aptalis Pharma, Inc., Term Loan, 5.5%,
                                 2/10/17                                             2,959,801
1,219,780              B+/B1     Generic Drug Holdings, Inc., Closing Date Term
                                 Loan, 6.5%, 4/8/16                                  1,186,236
  167,720              B+/B1     Generic Drug Holdings, Inc., Delayed Draw
                                 Term Loan, 6.5%, 4/8/16                               163,108
  548,625            BB-/Ba3     Grifols, Inc., U.S. Tranche B Term Loan,
                                 6.0%, 6/1/17                                          549,082
1,712,982              B+/B1     HGI Holdings, Inc., Initial Term Loan,
                                 6.75%, 10/1/16                                      1,700,849
  426,429           BBB-/Ba3     Warner Chilcott Co., LLC, Term Loan B-2,
                                 4.25%, 3/15/18                                        421,898


The accompanying notes are an integral part of these financial statements.


26   Pioneer Floating Rate Trust | Annual Report | 11/30/11

---------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                     Value
---------------------------------------------------------------------------------------------
                                 Biotechnology -- (continued)
  852,857           BBB-/Ba3     Warner Chilcott Corp., Term Loan B-1,
                                 4.25%, 3/15/18                                  $    843,796
  586,339              NR/NR     WC Luxco S.a.r.l., Term Loan B-3, 1.25%,
                                 3/15/18                                              580,109
                                                                                 ------------
                                                                                 $ 10,564,879
---------------------------------------------------------------------------------------------
                                 Pharmaceuticals -- 0.4%
2,327,664(e)         CCC+/NR     Graceway Pharmaceuticals LLC, Mezzanine
                                 Loan, 14.0%, 11/10/13                           $     16,003
1,147,125              B+/B2     Medpace Intermediateco, Inc., Term Loan B,
                                 6.501%, 6/17/17                                    1,101,240
                                                                                 ------------
                                                                                 $  1,117,243
                                                                                 ------------
                                 Total Pharmaceuticals & Biotechnology &
                                 Life Sciences                                   $ 11,682,122
---------------------------------------------------------------------------------------------
                                 DIVERSIFIED FINANCIALS -- 2.8%
                                 Consumer Finance -- 0.7%
2,500,000              NR/NR     Springleaf Finance Funding Co., Initial Term
                                 Loan, 5.5%, 5/10/17                             $  2,189,582
---------------------------------------------------------------------------------------------
                                 Investment Banking & Brokerage -- 0.2%
  249,348            BB-/Ba3     LPL Holdings, Inc., 2013 Term Loan, 2.12%,
                                 6/28/13                                         $    247,400
  310,820             B+/Ba2     LPL Holdings, Inc., 2017 Term Loan, 5.25%,
                                 6/28/17                                              313,152
                                                                                 ------------
                                                                                 $    560,552
---------------------------------------------------------------------------------------------
                                 Other Diversified Financial Services -- 0.7%
  369,473              B-/B2     BNY ConvergEX Group LLC, Second Lien (EZE)
                                 Term Loan, 8.75%, 12/17/17                      $    373,168
  880,527              B-/B2     BNY ConvergEX Group LLC, Second Lien (TOP)
                                 Term Loan, 8.75%, 12/17/17                           889,332
1,000,000             NR/Ba2     Ship Luxco 3 S.a.r.l. (RBS Worldpay), Facility
                                 Term Loan B2A, 5.25%, 11/30/17                       989,167
                                                                                 ------------
                                                                                 $  2,251,667
---------------------------------------------------------------------------------------------
                                 Specialized Finance -- 1.2%
1,921,303            BB+/Ba1     MSCI, Inc., Term Loan B-1, 3.75%, 3/14/17       $  1,934,512
1,602,701            CCC+/B2     NCO Group, Inc., Advance Term Loan B,
                                 8.0%, 5/15/13                                      1,597,359
                                                                                 ------------
                                                                                 $  3,531,871
                                                                                 ------------
                                 Total Diversified Financials                    $  8,533,672
---------------------------------------------------------------------------------------------
                                 INSURANCE -- 1.7%
                                 Insurance Brokers -- 1.6%
  833,000               B/B2     HUB International, Ltd., Additional Term Loan,
                                 6.75%, 6/13/14                                  $    828,835
  846,546               B/B2     HUB International, Ltd., Delayed Draw Term
                                 Loan, 2.869%, 6/13/14                                810,568


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  27

---------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                     Value
---------------------------------------------------------------------------------------------
                                 Insurance Brokers -- (continued)
3,069,827               B/B2     HUB International, Ltd., Initial Term Loan,
                                 2.877%, 6/13/14                                 $  2,939,359
  490,000              B-/B3     U.S.I. Holdings Corp., New Term Loan Series C,
                                 7.0%, 5/5/14                                         492,450
                                                                                 ------------
                                                                                 $  5,071,212
---------------------------------------------------------------------------------------------
                                 Multi-line Insurance -- 0.1%
  230,528               B/B2     AmWINS Group, Inc., Initial Term Loan,
                                 4.592%, 6/8/13                                  $    224,765
                                                                                 ------------
                                 Total Insurance                                 $  5,295,977
---------------------------------------------------------------------------------------------
                                 REAL ESTATE -- 1.6%
                                 Diversified Real Estate Investment Trust -- 0.8%
2,500,000            CCC+/Ca     Spirit Finance Corp., Term Loan B, 3.429%,
                                 8/1/13                                          $  2,312,500
---------------------------------------------------------------------------------------------
                                 Real Estate Development -- 0.2%
  591,000              B-/B2     Ozburn-Hessey Holding Co., LLC, First Lien
                                 Term Loan, 8.5%, 4/8/16                         $    522,050
---------------------------------------------------------------------------------------------
                                 Real Estate Services -- 0.6%
  997,500             BB/Ba1     CB Richard Ellis Services, Inc., Incremental
                                 Tranche C Term Loan, 3.51%, 3/4/18              $    974,225
  997,500             BB/Ba1     CB Richard Ellis Services, Inc., Incremental
                                 Tranche D Term Loan, 3.748%, 9/4/19                  974,225
                                                                                 ------------
                                                                                 $  1,948,450
                                                                                 ------------
                                 Total Real Estate                               $  4,783,000
---------------------------------------------------------------------------------------------
                                 SOFTWARE & SERVICES -- 10.1%
                                 Application Software -- 4.1%
  974,069            BB-/Ba2     Allen Systems Group, Inc., Term Loan B,
                                 6.5%, 11/20/15                                  $    964,328
1,378,075            BB-/Ba2     NDS Finance, Ltd., Tranche B Loan,
                                 4.0%, 3/12/18                                      1,353,959
1,573,345           BB+/Baa3     Nuance Communications, Inc., Term Loan C,
                                 3.26%, 3/31/16                                     1,567,445
3,509,527              NR/B1     Serena Software, Inc., 2016 Term Loan,
                                 4.54%, 3/10/16                                     3,334,051
1,990,000              B+/B1     Verint Systems, Inc., 2011 Term Loan, 4.5%,
                                 10/29/17                                           1,970,100
1,936,865              B+/B1     Vertafore, Inc., First Lien Term Loan,
                                 5.25%, 7/29/16                                     1,901,357
1,000,000          CCC+/Caa1     Vertafore, Inc., Second Lien Term Loan,
                                 9.75%, 10/27/17                                      970,000
  498,750              B/Ba3     Wall Street Systems Holdings, Inc., First Lien
                                 Term Loan, 5.5%, 6/20/17                             488,775
                                                                                 ------------
                                                                                 $ 12,550,015
---------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


28   Pioneer Floating Rate Trust | Annual Report | 11/30/11

----------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                      Value
----------------------------------------------------------------------------------------------
                                 Data Processing & Outsourced Services -- 1.4%
  493,750           BBB-/Ba1     Fidelity National Information Services, Inc.,
                                 Term Loan B, 5.25%, 7/18/16                      $    491,281
  802,493              B-/B1     First Data Corp., 2018 Dollar Term Loan,
                                 4.257%, 3/24/18                                       672,489
   85,401              B+/B1     First Data Corp., Non-Extending Term Loan
                                 B-2, 3.007%, 9/24/14                                   75,847
1,600,000            BB+/Ba2     Neustar, Inc., Advance Term Loan, 5.0%,
                                 11/8/18                                             1,601,987
1,467,625            BB-/Ba3     Vantiv LLC, First Lien Term Loan B-1,
                                 4.5%, 11/3/16                                       1,460,287
                                                                                  ------------
                                                                                  $  4,301,891
----------------------------------------------------------------------------------------------
                                 IT Consulting & Other Services -- 1.3%
2,500,000             BB/Ba3     SunGard Data Systems, Inc., Incremental Term
                                 Loan B, 3.748%, 2/28/14                          $  2,479,168
1,623,362             BB/Ba3     SunGard Data Systems, Inc., Tranche A U.S.
                                 Term Loan, 1.999%, 2/28/14                          1,601,041
                                                                                  ------------
                                                                                  $  4,080,209
----------------------------------------------------------------------------------------------
                                 Systems Software -- 3.3%
1,488,750              NR/B1     Applied Systems, Inc., First Lien Term Loan,
                                 5.5%, 12/8/16                                    $  1,457,114
1,300,000              NR/NR     Applied Systems, Inc., Second Lien Term Loan,
                                 9.25%, 6/8/17                                       1,254,500
1,744,071              NR/NR     Dealer Computer Services, Inc., Tranche B
                                 Term Loan, 3.75%, 4/21/18                           1,739,537
1,466,667              NR/NR     Infor Enterprise Solutions Holdings, Inc.,
                                 Delayed Draw Term Loan, 6.51%, 3/2/14               1,202,666
2,533,333              NR/NR     Infor Enterprise Solutions Holdings, Inc.,
                                 Second Lien Initial Dollar Term Loan, 6.51%,
                                 3/2/14                                              2,014,000
2,064,625            BB+/Ba1     Rovi Solutions Corp., Tranche B Term Loan,
                                 4.0%, 2/7/18                                        2,054,302
  237,780              B+/B1     Telcordia Technologies, Inc., Term Loan,
                                 6.75%, 4/30/16                                        236,591
                                                                                  ------------
                                                                                  $  9,958,710
                                                                                  ------------
                                 Total Software & Services                        $ 30,890,825
----------------------------------------------------------------------------------------------
                                 TECHNOLOGY HARDWARE & EQUIPMENT -- 2.6%
                                 Communications Equipment -- 0.8%
  995,000             BB/Ba3     CommScope, Inc., Term Loan, 5.0%, 1/14/18        $    989,610
1,477,575            BB-/Ba3     TowerCo Finance LLC, Term Loan, 5.25%,
                                 2/2/17                                              1,483,116
                                                                                  ------------
                                                                                  $  2,472,726
----------------------------------------------------------------------------------------------
                                 Electronic Components -- 0.5%
   35,637            BB+/Ba2     Flextronics International, Ltd., Delayed Draw
                                 Term Loan A-1-B, 2.51%, 10/1/14                  $     35,169


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  29

----------------------------------------------------------------------------------------------
Principal        S&P/Moody's
Amount           Ratings
USD ($)          (unaudited)                                                      Value
----------------------------------------------------------------------------------------------
                                 Electronic Components -- (continued)
1,133,983            BB+/Ba2     Flextronics International, Ltd., Delayed Draw
                                 Term Loan A-3, 2.495%, 10/1/14                   $  1,119,100
  432,375              B-/B2     Generac Acquisition Corp., First Lien Term
                                 Loan, 2.785%, 11/10/13                                426,336
                                                                                  ------------
                                                                                  $  1,580,605
----------------------------------------------------------------------------------------------
                                 Electronic Equipment & Instruments -- 0.5%
1,688,247               B/B2     Scitor Corp., Term Loan, 5.0%, 2/15/17           $  1,584,139
----------------------------------------------------------------------------------------------
                                 Electronic Manufacturing Services -- 0.4%
  589,839              NR/B2     FCI USA, Inc., Facility Term Loan B-1,
                                 3.72%, 11/1/13                                   $    575,093
  589,839              NR/B2     FCI USA, Inc., Facility Term Loan B-5-B,
                                 3.72%, 11/1/13                                        576,202
                                                                                  ------------
                                                                                  $  1,151,295
----------------------------------------------------------------------------------------------
                                 Technology Distributors -- 0.4%
1,208,656              B+/B1     Securus Technologies, Inc., First Lien Term
                                 Loan, 5.25%, 5/31/17                             $  1,192,037
                                                                                  ------------
                                 Total Technology Hardware & Equipment            $  7,980,802
----------------------------------------------------------------------------------------------
                                 SEMICONDUCTORS & SEMICONDUCTOR
                                 EQUIPMENT -- 1.4%
                                 Semiconductors -- 0.8%
2,335,000            BB+/Ba2     Microsemi Corp., Term Loan B, 5.75%,
                                 2/3/18                                           $  2,340,837
----------------------------------------------------------------------------------------------
                                 Semiconductor Equipment -- 0.6%
  498,750             BB-/B1     Aeroflex, Inc., Tranche B Term Loan,
                                 4.25%, 5/9/18                                    $    472,566
1,496,250            BB+/Ba3     Sensata Technology BV/Sensata Technology
                                 Finance Co., LLC, Term Loan, 4.0%, 5/12/18          1,484,654
                                                                                  ------------
                                                                                  $  1,957,220
                                                                                  ------------
                                 Total Semiconductors & Semiconductor
                                 Equipment                                        $  4,298,057
----------------------------------------------------------------------------------------------
                                 TELECOMMUNICATION SERVICES -- 7.5%
                                 Alternative Carriers -- 2.2%
6,500,000             B+/Ba3     Level 3 Financing, Inc., Tranche A Term Loan,
                                 2.648%, 3/13/14                                  $  6,136,409
  497,500              B/Ba3     PAETEC Holding Corp., Initial Term Loan,
                                 5.75%, 5/31/18                                        495,013
                                                                                  ------------
                                                                                  $  6,631,422
----------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


30   Pioneer Floating Rate Trust | Annual Report | 11/30/11

---------------------------------------------------------------------------------------------------------
Principal                     S&P/Moody's
Amount                        Ratings
USD ($)                       (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------------
                                              Integrated Telecommunication Services -- 3.1%
EURO 745,314                        NR/NR     Amsterdamse Beheer-En
                                              Consultingmaatschappij B.V., Casema Facility
                                              Term Loan B-3, 4.197%, 3/31/17                 $    999,367
EURO 257,598                        NR/NR     Amsterdamse Beheer-En
                                              Consultingmaatschappij B.V., Casema Facility
                                              Term Loan B-4, 4.197%, 3/31/17                      345,405
EURO 849,351                        NR/NR     Amsterdamse Beheer-En
                                              Consultingmaatschappij B.V., Kabelcom
                                              Facility Term Loan B-2, 4.197%, 3/31/17           1,138,866
   1,000,000                        NR/NR     Hargray Acquisition Co., Second Lien Term
                                              Loan, 5.935%, 1/29/15                               930,000
   3,911,990                        B+/B1     Telesat Canada, U.S. Term Loan I,
                                              3.26%, 10/31/14                                   3,838,640
     336,037                        B+/B1     Telesat Canada, U.S. Term Loan II, 3.26%,
                                              10/31/14                                            329,736
     264,308                      BB-/Ba3     West Corp., Term Loan B-2, 2.751%, 10/24/13         262,657
     642,835                      BB-/Ba3     West Corp., Term Loan B-5, 4.626%, 7/15/16          638,817
   1,157,222                     BB+/Baa3     Windstream Corp., Tranche B-2 Term Loan,
                                              3.124%, 12/17/15                                  1,151,677
                                                                                             ------------
                                                                                             $  9,635,165
---------------------------------------------------------------------------------------------------------
                                              Wireless Telecommunication Services -- 2.2%
   5,580,018                       BB/Ba1     MetroPCS Wireless, Inc., Tranche B-2 Term
                                              Loan, 4.092%, 11/3/16                          $  5,485,855
     696,497                        BB/NR     MetroPCS Wireless, Inc., Tranche B-3 Term
                                              Loan, 4.028%, 11/3/16                               679,738
     496,250                       BB-/B1     Syniverse Holdings, Inc., Term Loan,
                                              5.25%, 12/21/17                                     495,630
                                                                                             ------------
                                                                                             $  6,661,223
                                                                                             ------------
                                              Total Telecommunication Services               $ 22,927,810
---------------------------------------------------------------------------------------------------------
                                              UTILITIES -- 2.9%
                                              Electric Utilities -- 1.5%
     843,199                      BB-/Ba3     Equipower Resources Holdings LLC, Facility
                                              Term Loan B, 5.75%, 1/26/18                    $    836,875
     792,952(a)(b)(c)(d)(e)         CC/Ca     GBGH LLC (US Energy), First Lien Term Loan,
                                              0.0%, 6/9/13                                         80,326
     337,141(a)(b)(c)(d)(e)         CC/Ca     GBGH LLC (US Energy), Second Lien Term
                                              Loan, 0.0%, 6/9/14                                    3,371
   5,506,137                       CCC/B2     Texas Competitive Electric Holdings Co., LLC,
                                              2017 Term Loan, 4.748%, 10/10/17                  3,616,844
                                                                                             ------------
                                                                                             $  4,537,416
---------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  31

--------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                   Value
--------------------------------------------------------------------------------------------------
                                        Independent Power Producers & Energy Traders -- 1.4%
1,626,825                   BB+/Ba1     AES Corp., Initial Term Loan, 4.25%, 6/1/18   $  1,613,099
1,716,375                    BB-/B1     Calpine Corp., Term Loan, 4.5%, 4/1/18           1,666,494
  275,941                     B/Ba3     Mach Gen LLC, First Lien Synthetic LC Term
                                        Loan, 0.119%, 2/22/13                              255,935
  857,850                    BB+/NR     NRG Energy, Inc., Term Loan, 4.0%, 7/1/18          853,561
                                                                                      ------------
                                                                                      $  4,389,089
                                                                                      ------------
                                        Total Utilities                               $  8,926,505
--------------------------------------------------------------------------------------------------
                                        TOTAL SENIOR FLOATING RATE LOAN
                                        INTERESTS
                                        (Cost $439,635,852)                           $407,549,010
--------------------------------------------------------------------------------------------------
                                        CLAIMS -- 0.0% of Net Assets
                                        CAPITAL GOODS -- 0.0%
                                        Aerospace & Defense -- 0.0%
1,200,000(b)(d)(h)(j)         B+/B1     Northwest Airlines, Inc., ALPA
                                        Claim-Escrow, 0.0%                            $         --
2,500,000(b)(d)(h)(j)         B+/B1     Northwest Airlines, Inc., Bell Atlantic
                                        Claim-Escrow, 0.0%                                      --
2,500,000(b)(d)(h)(j)         B+/B1     Northwest Airlines, Inc., EDC
                                        Claim-Escrow, 0.0%                                      --
2,130,600(b)(d)(h)(j)         B+/B1     Northwest Airlines, Inc., Flight Attendant
                                        Claim-Escrow, 0.0%                                      --
1,500,000(b)(d)(h)(j)         B+/B1     Northwest Airlines, Inc., GE
                                        Claim-Escrow, 0.0%                                      --
1,264,500(b)(d)(h)(j)         B+/B1     Northwest Airlines, Inc., IAM
                                        Claim-Escrow, 0.0%                                      --
1,404,900(b)(d)(h)(j)       CCC+/B1     Northwest Airlines, Inc., Retiree
                                        Claim-Escrow, 0.0%                                      --
                                                                                      $         --
                                                                                      ------------
                                        Total Capital Goods                           $         --
--------------------------------------------------------------------------------------------------
                                        TOTAL CLAIMS
                                        (Cost $--)                                    $         --
--------------------------------------------------------------------------------------------------
                                        CORPORATE BONDS & NOTES -- 10.3%
                                        ENERGY -- 1.1%
                                        Oil & Gas Drilling -- 0.2%
  600,000                     B-/B3     Offshore Group Investments, Ltd., 11.5%,
                                        8/1/15                                        $    643,500
--------------------------------------------------------------------------------------------------
                                        Oil & Gas Exploration & Production -- 0.9%
2,490,000                    BB-/B1     Denbury Resources, Inc., 8.25%, 2/15/20       $  2,704,763
                                                                                      ------------
                                        Total Energy                                  $  3,348,263
--------------------------------------------------------------------------------------------------
                                        MATERIALS -- 0.9%
                                        Paper Packaging -- 0.3%
1,000,000                      B/B1     Berry Plastics Corp., 5.153%, 2/15/15         $    980,000
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


32   Pioneer Floating Rate Trust | Annual Report | 11/30/11

---------------------------------------------------------------------------------------------------
Principal               S&P/Moody's
Amount                  Ratings
USD ($)                 (unaudited)                                                    Value
---------------------------------------------------------------------------------------------------
                                        Paper Products -- 0.6%
 1,750,000(h)                 B+/B1     Appleton Papers, Inc., 10.5%, 6/15/15 (144A)   $  1,715,000
                                                                                       ------------
                                        Total Materials                                $  2,695,000
---------------------------------------------------------------------------------------------------
                                        CAPITAL GOODS -- 1.0%
                                        Aerospace & Defense -- 0.7%
 1,850,000                  BB-/Ba3     Spirit AeroSystems, Inc., 7.5%, 10/1/17        $  1,965,625
---------------------------------------------------------------------------------------------------
                                        Construction & Farm Machinery & Heavy Trucks -- 0.3%
 1,000,000                    B+/B3     Manitowoc Co., Inc., 9.5%, 2/15/18             $  1,032,500
                                                                                       ------------
                                        Total Capital Goods                            $  2,998,125
---------------------------------------------------------------------------------------------------
                                        CONSUMER DURABLES & APPAREL -- 0.3%
                                        Housewares & Specialties -- 0.3%
 1,000,000                  BB-/Ba3     Jarden Corp., 8.0%, 5/1/16                     $  1,080,000
                                                                                       ------------
                                        Total Consumer Durables & Apparel              $  1,080,000
---------------------------------------------------------------------------------------------------
                                        MEDIA -- 0.3%
                                        Advertising -- 0.3%
   936,000                    B+/B2     MDC Partners, Inc., 11.0%, 11/1/16             $    996,840
                                                                                       ------------
                                        Total Media                                    $    996,840
---------------------------------------------------------------------------------------------------
                                        RETAILING -- 0.6%
                                        Catalog Retail -- 0.6%
 1,825,000(h)              BBB-/Ba2     QVC, Inc., 7.5%, 10/1/19 (144A)                $  1,939,063
                                                                                       ------------
                                        Total Retailing                                $  1,939,063
---------------------------------------------------------------------------------------------------
                                        PHARMACEUTICALS & BIOTECHNOLOGY &
                                        LIFE SCIENCES -- 5.1%
                                        Pharmaceuticals -- 5.1%
 9,202,337(a)(b)              NR/NR     Azithromycin Royalty Sub LLC, 16.0%,
                                        5/15/19 (144A)                                 $  8,466,150
14,672,884(a)(b)(e)           NR/NR     Celtic Pharma Phinco B.V., 17.0%,
                                        6/15/12 (144A)                                    5,742,087
   222,139(a)(b)(e)           NR/NR     Pharma VI, 5.56%, 10/15/14 (144A)                   199,925
 1,489,070(a)(b)(e)           NR/NR     TCD Pharma, 16.0%, 4/15/24 (144A)                 1,265,709
                                                                                       ------------
                                                                                       $ 15,673,871
                                                                                       ------------
                                        Total Pharmaceuticals & Biotechnology &
                                        Life Sciences                                  $ 15,673,871
---------------------------------------------------------------------------------------------------
                                        DIVERSIFIED FINANCIALS -- 0.4%
                                        Consumer Finance -- 0.1%
   200,000                 BBB/Baa1     Capital One Financial Corp., 7.375%,
                                        5/23/14                                        $    218,714
---------------------------------------------------------------------------------------------------
                                        Other Diversified Financial Services -- 0.3%
   500,000(h)                 BB/NR     Lodestone Re, Ltd., 6.0%, 1/8/14 (144A)        $    495,400
   500,000(h)                BB-/NR     Lodestone Re, Ltd., 8.25%, 5/17/13 (144A)           503,250
                                                                                       ------------
                                                                                       $    998,650
                                                                                       ------------
                                        Total Diversified Financials                   $  1,217,364
---------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  33

--------------------------------------------------------------------------------------------------
Principal             S&P/Moody's
Amount                Ratings
USD ($)               (unaudited)                                                     Value
--------------------------------------------------------------------------------------------------
                                      REAL ESTATE -- 0.3%
                                      Specialized Real Estate Investment Trusts -- 0.3%
750,000                 BBB-/Baa2     Hospitality Properties Trust, 7.875%, 8/15/14   $    814,713
                                                                                      ------------
                                      Total Real Estate                               $    814,713
--------------------------------------------------------------------------------------------------
                                      TELECOMMUNICATION SERVICES -- 0.1%
                                      Integrated Telecommunication Services -- 0.1%
300,000                    BB/Ba2     Frontier Communications Corp., 8.25%,
                                      5/1/14                                          $    309,750
                                                                                      ------------
                                      Total Telecommunication Services                $    309,750
--------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.2%
                                      Airlines -- 0.2%
600,000                 BBB-/Baa3     American Airlines 2011-2 Class A Pass
                                      Through Trust, Series A, 8.625%, 4/15/23        $    576,000
                                                                                      ------------
                                      Total Transportation                            $    576,000
--------------------------------------------------------------------------------------------------
                                      TOTAL CORPORATE BONDS & NOTES
                                      (Cost $40,480,846)                              $ 31,648,989
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------
                                      COMMON STOCKS -- 6.7% of Net Assets
                                      ENERGY -- 0.0%(i)
                                      Oil & Gas Drilling -- 0.0%(i)
    138(a)(b)(d)(h)                   TARH E&P Holdings GP LLC, Class A
                                      Membership Interest                             $          1
130,056(a)(b)(d)(h)                   TARH E&P Holdings L.P., Class A
                                      Partnership Interest                                   1,301
                                                                                      ------------
                                                                                      $      1,302
                                                                                      ------------
                                      Total Energy                                    $      1,302
--------------------------------------------------------------------------------------------------
                                      MATERIALS -- 0.1%
                                      Commodity Chemicals -- 0.1%
 18,750(h)                            Georgia Gulf Corp.                              $    360,187
                                                                                      ------------
                                      Total Materials                                 $    360,187
--------------------------------------------------------------------------------------------------
                                      TRANSPORTATION -- 0.1%
                                      Airlines -- 0.0%(i)
  3,800(h)                            Delta Air Lines, Inc.                           $     30,856
--------------------------------------------------------------------------------------------------
                                      Trucking -- 0.1%
 12,887(h)                            SIRVA Worldwide, Inc.                           $    193,305
                                                                                      ------------
                                      Total Transportation                            $    224,161
--------------------------------------------------------------------------------------------------
                                      AUTOMOBILES & COMPONENTS -- 5.0%
                                      Auto Parts & Equipment -- 5.0%
731,208                               Delphi Automotive Plc                           $ 15,238,375
                                                                                      ------------
                                      Total Automobiles & Components                  $ 15,238,375
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


34   Pioneer Floating Rate Trust | Annual Report | 11/30/11

--------------------------------------------------------------------------------------------------
Shares                                                                                Value
--------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 0.0%(i)
                              Apparel, Accessories & Luxury Goods -- 0.0%(i)
    569(h)                    Orchard Brands Corp.                                    $      1,422
                                                                                      ------------
                              Total Consumer Durables & Apparel                       $      1,422
--------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.3%
                              Leisure Facilities -- 0.3%
  1,306(d)(h)                 Lake at Las Vegas A Shares                              $    757,747
      9(d)(h)                 Lake at Las Vegas B Shares                                     5,243
                                                                                      ------------
                                                                                      $    762,990
                                                                                      ------------
                              Total Consumer Services                                 $    762,990
--------------------------------------------------------------------------------------------------
                              MEDIA -- 1.2%
                              Broadcasting -- 0.3%
    376(h)                    New Young Broadcasting Holding Co.                      $    991,700
--------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 0.9%
140,010(h)                    Metro Goldwyn Mayer, Inc.                               $  2,683,572
                                                                                      ------------
                              Total Media                                             $  3,675,272
--------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.0%(i)
                              Health Care Services -- 0.0%(i)
 15,034(h)                    CCS Medical, Inc.                                       $     60,136
                                                                                      ------------
                              Total Health Care Equipment & Services                  $     60,136
--------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 0.0%(i)
                              Alternative Carriers -- 0.0%(i)
 57,813(h)                    Clearwire Corp.                                         $    102,907
                                                                                      ------------
                              Total Telecommunication Services                        $    102,907
--------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.0%(i)
                              Electric Utilities -- 0.0%(i)
  1,589(a)(b)(d)(h)           GBGH LLC Membership Interest                            $         16
                                                                                      ------------
                              Total Utilities                                         $         16
--------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $22,793,560)                                      $ 20,426,768
--------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCK -- 0.5%
                              PHARMACEUTICALS & BIOTECHNOLOGY &
                              LIFE SCIENCES -- 0.5%
                              Biotechnology -- 0.5%
153,554(b)(h)                 Molecular Insight Pharmaceuticals, Inc.                 $  1,689,094
                                                                                      ------------
                              Total Pharmaceuticals & Biotechnology &
                              Life Sciences                                           $  1,689,094
--------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCK
                              (Cost $1,305,209)                                       $  1,689,094
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  35

-------------------------------------------------------------------------------------------
Shares                                                                        Value
-------------------------------------------------------------------------------------------
                             LIQUIDATING TRUSTS -- 0.0% of Net Assets
                             ENERGY -- 0.0%
                             Oil & Gas Drilling -- 0.0%
4,995,000(d)(h)(k)           Crusader Energy Group, Inc., Liquidating Trust   $          --
                                                                              -------------
                             Total Energy                                     $          --
-------------------------------------------------------------------------------------------
                             CONSUMER SERVICES -- 0.0%
                             Hotels, Resorts & Cruise Lines -- 0.0%
3,377,886(d)(h)(k)           Yellowstone Mountain Club LLC,
                             Liquidating Trust                                $          --
                                                                              -------------
                             Total Consumer Services                          $          --
-------------------------------------------------------------------------------------------
                             TOTAL LIQUIDATING TRUSTS
                             (Cost $--)                                       $          --
-------------------------------------------------------------------------------------------
                             RIGHTS/WARRANTS -- 0.9% of Net Assets
                             CONSUMER SERVICES -- 0.0%
                             Leisure Facilities -- 0.0%
       38(d)(h)              Lake at Las Vegas Series C, Expires 7/15/15      $          --
       52(d)(h)              Lake at Las Vegas Series D, Expires 7/15/15                 --
       58(d)(h)              Lake at Las Vegas Series E, Expires 7/15/15                 --
       66(d)(h)              Lake at Las Vegas Series F, Expires 7/15/15                 --
       75(d)(h)              Lake at Las Vegas Series G, Expires 7/15/15                 --
                                                                              -------------
                                                                              $          --
                                                                              -------------
                             Total Consumer Services                          $          --
-------------------------------------------------------------------------------------------
                             MEDIA -- 0.9%
                             Broadcasting -- 0.9%
    1,018(h)                 New Young Broadcasting Holding Co.,
                             Expires 12/1/24                                  $   2,684,975
                                                                              -------------
                             Total Media                                      $   2,684,975
-------------------------------------------------------------------------------------------
                             TOTAL RIGHTS/WARRANTS
                             (Cost $2,002,318)                                $   2,684,975
-------------------------------------------------------------------------------------------
                             TOTAL INVESTMENTS IN SECURITIES -- 153.2%
                             (Cost $512,778,938) (i)                          $ 470,030,148
-------------------------------------------------------------------------------------------
                             OTHER ASSETS AND LIABILITIES -- 6.3%             $  19,276,090
-------------------------------------------------------------------------------------------
                             PREFERRED SHARES AT REDEMPTION VALUE,
                             INCLUDING DIVIDENDS PAYABLE -- (59.5)%           $(182,484,167)
-------------------------------------------------------------------------------------------
                             NET ASSETS APPLICABLE TO COMMON
                             SHAREOWNERS -- 100.0%                            $ 306,822,071
===========================================================================================

NR     Security not rated by S&P or Moody's.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United


The accompanying notes are an integral part of these financial statements.


36   Pioneer Floating Rate Trust | Annual Report | 11/30/11

       States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at November 30, 2011.


(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 2011, the value of these securities amounted to $33,458,130 or 10.9% of total net assets applicable to common shareowners.


(a) Floating rate note. The rate shown is the coupon rate at November 30, 2011.


(b) Indicates a security that has been deemed illiquid. The aggregate cost of illiquid securities is $60,815,510. The aggregate fair value of $33,461,029 represents 10.9% of the total net assets applicable to common shareowners.


(c)    Security is in default and is non-income producing.


(d) Security is valued using fair value methods (other than prices supplied by independent pricing services). (See Notes to Financial Statements --
       Note 1A)


(e) Payment-in-Kind (PIK) security which may pay interest in the form of additional principal amount.


(f)    The company and agent bank are in the process of negotiating forbearance.



(g)    The company is scheduled for approval of a reorganization plan.


(h)    Non-income producing.


(i)    Amount rounds to less than 0.05%.


(j) Security represents a claim which is subject to bankruptcy court findings which may result in an exchange of money, assets or equity.


(k) Security represents a liquidating trust which is a vehicle through which future settlements of bankruptcy claims are dispersed to creditors.


(l) At November 30, 2011, the net unrealized loss on investments based on cost for federal income tax purposes of $514,467,150 was as follows:

           Aggregate gross unrealized gain in which there is an excess of value over
             tax cost                                                                   $  5,556,850
           Aggregate gross unrealized loss in which there is an excess of tax cost
             over value                                                                  (49,993,852)
                                                                                        ------------
           Net unrealized loss                                                          $(44,437,002)
                                                                                        ============

For financial reporting purposes net unrealized loss on investments was $42,748,790 and cost of investments aggregated $512,778,938.

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 2011 aggregated $206,763,461 and $226,061,862, respectively.

Glossary of Terms:

LC -- Letter of Credit

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EURO -- Euro


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  37

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels listed below.

  Level 1 -- quoted prices in active markets for identical securities
  Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
  Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.


-------------------------------------------------------------------------------------------
                                     Level 1       Level 2        Level 3       Total
-------------------------------------------------------------------------------------------
Collateralized loan obligations      $        --   $        --    $ 6,031,312   $ 6,031,312
Senior secured floating rate loan
  interests (oil & gas drilling)              --       591,579        464,340     1,055,919
Senior secured floating rate loan
  interests (cable & satellite)               --    18,274,351      9,143,647    27,417,998
Senior secured floating rate loan
  interests (electric utilities)              --     4,453,719         83,697     4,537,416
Senior secured floating rate loan
  interests (other industries)                --   374,537,677             --   374,537,677
Claims                                        --            --             --            --
Corporate bonds & notes
  (pharmaceuticals & biotechnology
  & life sciences)                            --            --     15,673,871    15,673,871
Corporate bonds & notes (other
  industries)                                 --    15,975,118             --    15,975,118
Common stocks (oil & gas drilling)            --            --          1,302         1,302
Common stocks (leisure facilities)            --            --        762,990       762,990
Common stocks (electric utilities)            --            --             16            16
Common stocks (other industries)      15,732,325     3,930,135             --    19,662,460
Convertible preferred stock                   --     1,689,094             --     1,689,094
Liquidating trusts                            --            --             --            --
Rights/Warrants                               --     2,684,975             --     2,684,975
-------------------------------------------------------------------------------------------
Total                                $15,732,325   $422,136,648   $32,161,175   $470,030,148
-------------------------------------------------------------------------------------------
Other Financial Instruments*         $        --   $  (241,917)   $        --   $  (241,917)
===========================================================================================

* Other financial instruments include foreign exchange contracts and unrealized depreciation on unfunded loan commitments.


The accompanying notes are an integral part of these financial statements.


38   Pioneer Floating Rate Trust | Annual Report | 11/30/11

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------------------------------
                                                             Change in
                                                             unrealized          Net             Transfer in
                           Balance as       Realized         appreciation        purchase        and out of      Balance as
                           of 11/30/10      gain (loss)(1)   (depreciation)(2)   (sales)         Level 3*        of 11/30/11
----------------------------------------------------------------------------------------------------------------------------
Collateralized loan
  obligations              $ 4,928,964      $         --     $  1,102,348        $         --    $         --    $ 6,031,312
Senior secured floating
  rate loan interests
  (oil & gas drilling)       1,360,984                --          (17,227)           (879,417)             --        464,340
Senior secured floating
  rate loan interests
  (cable & satellite)       10,509,939                --       (1,366,292)                 --              --      9,143,647
Senior secured floating
  rate loan interests
  (electric utilities)         333,042                --         (220,379)            (28,966)             --         83,697
Corporate bonds &
  notes
  (biotechnology)            4,391,415        (1,714,336)       1,954,140          (4,631,219)             --             --
Corporate bonds &
  notes
  (pharmaceuticals &
  biotechnology & life
  sciences)                 16,805,356           101,698       (1,435,773)            202,590              --     15,673,871
Common stocks (oil &
  gas drilling)                  1,301                --                1                  --              --          1,302
Common stocks (oil &
  gas equipment &
  services)                     49,129           405,636          (48,915)           (405,850)             --             --
Common stocks
  (leisure facilities)         614,918                --          148,072                  --              --        762,990
Common stocks
   (broadcasting)              563,248                --               --                  --        (563,248)            --
Common stocks
  (electric utilities)              16                --               --                  --              --             16
Rights/Warrants              1,524,964                --               --                  --      (1,524,964)            --
----------------------------------------------------------------------------------------------------------------------------
Ending balance             $41,083,276      $ (1,207,002)    $    115,975        $ (5,742,862)   $ (2,088,212)   $32,161,175
============================================================================================================================

* Transfers are calculated on the beginning of period values.

1 Realized gain (loss) on these securities is included in the realized gain
  (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on the securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

Net change in unrealized appreciation (depreciation) of Level 3 investments still held and considered Level 3 at 11/30/11: $(1,789,250).


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  39

Statement of Assets and Liabilities | 11/30/11


ASSETS:
  Investments in securities, at value (cost $512,778,938)                 $470,030,148
  Cash                                                                       4,144,349
  Foreign currencies, at value (cost $13,297,616)                           13,480,835
  Receivables --
   Interest receivable                                                       3,892,215
   Dividend receivable                                                         221,341
   Reinvestment of distributions                                               109,936
   Unamortized facility fees                                                       409
   Prepaid expenses                                                             14,655
--------------------------------------------------------------------------------------
     Total assets                                                         $491,893,888
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  1,512,250
   Forward foreign currency portfolio hedge contracts                          233,637
  Depreciation on unfunded loan commitments                                      8,280
  Due to affiliates                                                            363,702
  Accrued expenses                                                             469,781
--------------------------------------------------------------------------------------
     Total liabilities                                                    $  2,587,650
--------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
  $25,000 liquidation value per share applicable to 7,298 shares,
   including dividends payable of $34,167                                 $182,484,167
--------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
  Paid-in capital                                                         $464,291,044
  Undistributed net investment income                                        5,940,894
  Accumulated net realized loss on investments and foreign currency
   transactions                                                           (120,602,379)
  Net unrealized loss on investments                                       (42,757,070)
  Net unrealized loss on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                    (50,418)
--------------------------------------------------------------------------------------
     Net assets applicable to common shareowners                          $306,822,071
--------------------------------------------------------------------------------------
NET ASSET VALUE PER COMMON SHARE:
No par value (unlimited number of shares authorized)
  Based on $306,822,071/24,640,650 common shares                          $      12.45
======================================================================================


The accompanying notes are an integral part of these financial statements.


40   Pioneer Floating Rate Trust | Annual Report | 11/30/11

Statement of Operations


For the Year Ended 11/30/11

INVESTMENT INCOME:
  Interest                                                         $ 35,487,454
  Facility and other fees                                             1,013,509
  Dividends                                                             221,341
-----------------------------------------------------------------------------------------------
     Total investment income                                                        $36,722,304
-----------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                  $  3,487,144
  Administrative reimbursements                                         469,470
  Transfer agent fees and expenses                                       13,188
  Shareowner communication expenses                                      28,468
  Auction agent fees                                                    486,731
  Custodian fees                                                         42,287
  Registration fees                                                      24,048
  Professional fees                                                     415,329
  Printing expenses                                                      30,804
  Trustees' fees                                                         18,742
  Pricing fees                                                           78,658
  Miscellaneous                                                         186,693
-----------------------------------------------------------------------------------------------
   Total expenses                                                                   $ 5,281,562
-----------------------------------------------------------------------------------------------
     Net investment income                                                          $31,440,742
-----------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                                     $   (601,373)
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                      369,704     $  (231,669)
-----------------------------------------------------------------------------------------------
  Change in unrealized gain (loss) from:
   Investments                                                     $ (7,245,658)
   Unfunded loan commitments                                            227,028
   Forward foreign currency contracts and other assets and
     liabilities denominated in foreign currencies                      (49,276)    $(7,067,906)
-----------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                         $(7,299,575)
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS
FROM NET INVESTMENT INCOME:                                                         $(2,688,236)
-----------------------------------------------------------------------------------------------
  Net increase in net assets applicable to common shareowners
   resulting from operations                                                        $21,452,931
===============================================================================================


The accompanying notes are an integral part of these financial statements.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  41

Statement of Changes in Net Assets


--------------------------------------------------------------------------------------------------
                                                                  Year                Year
                                                                  Ended               Ended
                                                                  11/30/11            11/30/10
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                             $ 31,440,742        $ 28,540,838
Net realized loss on investments and foreign currency
  transactions                                                        (231,669)        (30,838,431)
Change in unrealized gain (loss) on investments, unfunded loan
  commitments and foreign currency transactions                     (7,067,906)         53,949,382
Distributions to preferred shareowners from net investment
  income                                                            (2,688,236)         (2,785,433)
--------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from operations                        $ 21,452,931        $ 48,866,356
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income
   ($0.940 and $0.883 per share, respectively)                    $(23,113,319)       $(21,602,243)
--------------------------------------------------------------------------------------------------
     Total distributions to common shareowners                    $(23,113,319)       $(21,602,243)
--------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment in distributions                                     $  1,345,454        $  1,308,271
--------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
     shareowners resulting from Trust share transactions          $  1,345,454        $  1,308,271
--------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
     common shareowners                                           $   (314,934)       $ 28,572,384
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of year                                                 $307,137,005        $278,564,621
--------------------------------------------------------------------------------------------------
End of year                                                       $306,822,071        $307,137,005
--------------------------------------------------------------------------------------------------
Undistributed net investment income                               $  5,940,894        $  2,174,206
--------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.


42   Pioneer Floating Rate Trust | Annual Report | 11/30/11

Financial Highlights


-----------------------------------------------------------------------------------------
                                                                      Year       Year
                                                                      Ended      Ended
                                                                      11/30/11   11/30/10
-----------------------------------------------------------------------------------------
Per Common Share Operating Performance
Net asset value, beginning of period                                  $ 12.52    $ 11.40
-----------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                $  1.28    $  1.17
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                 (0.30)      0.94
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                 (0.11)     (0.11)
  Net realized gains                                                       --         --
-----------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations                   $  0.87    $  2.00
Distributions to common shareowners from:
 Net investment income                                                  (0.94)     (0.88)
 Net realized gains                                                        --         --
 Tax return of capital                                                     --         --
-----------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ (0.07)   $  1.12
-----------------------------------------------------------------------------------------
Net asset value, end of period(c)                                     $ 12.45    $ 12.52
-----------------------------------------------------------------------------------------
Market value, end of period(c)                                        $ 12.55    $ 13.16
=========================================================================================
Total return at market value(d)                                          2.60%     22.63%
Ratios to average net assets of common shareowners
 Net expenses(e)                                                         1.67%      1.74%
 Net investment income before preferred share dividends                  9.96%      9.66%
 Preferred share dividends                                               0.85%      0.94%
 Net investment income available to common shareowners                   9.11%      8.72%
Portfolio turnover                                                         42%        40%


------------------------------------------------------------------------------------------------------
                                                                      Year       Year        Year
                                                                      Ended      Ended       Ended
                                                                      11/30/09   11/30/08    11/30/07
------------------------------------------------------------------------------------------------------
Per Common Share Operating Performance
Net asset value, beginning of period                                  $ 8.62     $ 18.07     $19.66
------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
 Net investment income                                                $ 1.13     $  1.88     $ 2.30
 Net realized and unrealized gain (loss) on investments and foreign
  currency transactions                                                 2.94       (8.88)     (1.47)
 Dividends and distributions to preferred shareowners from:
  Net investment income                                                (0.12)      (0.37)     (0.51)
  Net realized gains                                                      --       (0.03)      0.00(b)
------------------------------------------------------------------------------------------------------
 Net increase (decrease) from investment operations                   $ 3.95     $ (7.40)    $ 0.32
Distributions to common shareowners from:
 Net investment income                                                 (1.12)      (1.70)     (1.91)
 Net realized gains                                                       --       (0.35)      0.00(b)
 Tax return of capital                                                 (0.05)         --         --
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $ 2.78     $ (9.45)    $(1.59)
------------------------------------------------------------------------------------------------------
Net asset value, end of period(c)                                     $11.40     $  8.62     $18.07
------------------------------------------------------------------------------------------------------
Market value, end of period(c)                                        $11.54     $  6.90     $16.79
======================================================================================================
Total return at market value(d)                                        91.01%     (52.10)%    (2.02)%
Ratios to average net assets of common shareowners
 Net expenses(e)                                                        2.03%       1.60%      1.40%
 Net investment income before preferred share dividends                11.79%      12.61%     11.92%
 Preferred share dividends                                              1.26%       2.47%      2.66%
 Net investment income available to common shareowners                 10.53%      10.14%      9.26%
Portfolio turnover                                                        32%         31%        80%


The accompanying notes are an integral part of these financial statements.

                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  43

-----------------------------------------------------------------------------------------------
                                                                         Year         Year
                                                                         Ended        Ended
                                                                         11/30/11     11/30/10
-----------------------------------------------------------------------------------------------
Net assets of common shareowners, end of period (in thousands)           $306,822     $307,137
Preferred shares outstanding (in thousands)                              $182,450     $182,450
Asset coverage per preferred share, end of period                        $ 67,047     $ 67,090
Average market value per preferred share(f)                              $ 25,000     $ 25,000
Liquidation value, including dividends payable, per preferred share      $ 25,005     $ 25,005
Ratios to average net assets of common shareowners before waivers and reimbursements of expenses
 Net expenses(e)                                                             1.67%        1.74%
 Net investment income before preferred share dividends                      9.96%        9.66%
 Preferred share dividends                                                   0.85%        0.94%
 Net investment income available to common shareowners                       9.11%        8.72%
================================================================================================


-----------------------------------------------------------------------------------------------------------
                                                                         Year         Year         Year
                                                                         Ended        Ended        Ended
                                                                         11/30/09     11/30/08     11/30/07
-----------------------------------------------------------------------------------------------------------
Net assets of common shareowners, end of period (in thousands)           $278,565     $210,617     $441,493
Preferred shares outstanding (in thousands)                              $182,450     $204,475     $234,500
Asset coverage per preferred share, end of period                        $ 63,175     $ 50,758     $ 72,067
Average market value per preferred share(f)                              $ 25,000     $ 25,000     $ 25,000
Liquidation value, including dividends payable, per preferred share      $ 25,005     $ 25,007     $ 25,009
Ratios to average net assets of common shareowners before waivers and reimbursements of expenses
 Net expenses(e)                                                             2.03%        1.60%        1.40%
 Net investment income before preferred share dividends                     11.79%       12.61%       11.92%
 Preferred share dividends                                                   1.26%        2.47%        2.66%
 Net investment income available to common shareowners                      10.53%       10.14%        9.26%
============================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b) Amount is less than $0.01 per common share.
(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.
(e) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(f) Market value is redemption value without an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


The accompanying notes are an integral part of these financial statements.


44   Pioneer Floating Rate Trust | Annual Report | 11/30/11

Notes to Financial Statements | 11/30/11

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Trust (the "Trust") was organized as a Delaware statutory trust on October 6, 2004. Prior to commencing operations on December 28, 2004, the Trust had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust is a diversified fund. The investment objective of the Trust is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary objective of high current income.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


A. Security Valuation

   Security transactions are recorded as of trade date. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  45

   Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

   Securities or senior loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ from exchange prices.

   At November 30, 2011, twenty-five securities that were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 3.4% of net asset applicable to common shareowners. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

   Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including income on interest bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

   Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.


B. Foreign Currency Translation

   The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

   Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency


46   Pioneer Floating Rate Trust | Annual Report | 11/30/11
   contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.


C. Forward Foreign Currency Contracts

   The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).


D. Federal Income Taxes

   It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or as from net realized gain (loss) on investment and foreign currency transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Trust will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  47

   At November 30, 2011, the Trust reclassified $1,872,499 to decrease undistributed net investment income and $1,872,499 to decrease net realized loss on investments to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Trust and presents the Trust's capital accounts on a tax basis.

   At November 30, 2011, the Trust had a net capital loss carryforward of $120,602,379, of which the following amounts will expire between 2016 and 2019 if not utilized: $27,976,876 in 2016, $62,461,978 in 2017, $11,415,660
   in 2018 and $18,747,865 in 2019.

   The tax character of distributions paid during the years ended November 30, 2011 and November 30, 2010 was as follows:

--------------------------------------------------------------------------------
                                                          2011             2010
--------------------------------------------------------------------------------
   Distributions paid from:
   Ordinary income                                 $25,801,555      $24,387,676
--------------------------------------------------------------------------------
      Total distribution                           $25,801,555      $24,387,676
================================================================================

   The following shows the components of distributable earnings (losses) on a federal income tax basis at November 30, 2011:

--------------------------------------------------------------------------------
                                                                           2011
--------------------------------------------------------------------------------
   Distributable earnings:
   Undistributed ordinary income                                 $    7,429,692
   Capital loss carryforward                                       (120,602,379)
   Dividends payable                                                    (34,167)
   Unrealized depreciation                                          (44,262,119)
--------------------------------------------------------------------------------
      Total                                                      $ (157,468,973)
================================================================================

   The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the difference between book and tax amortization methods for premiums and discounts on fixed-income securities, and the realization of unrealized gain on investments in passive foreign investment companies.


E. Risks

   Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.


48   Pioneer Floating Rate Trust | Annual Report | 11/30/11

   The Trust invests primarily in senior floating rate loans (Senior Loans). The Trust may also invest in other floating and variable rate instruments, including second lien loans, investment grade fixed-income debt securities and high yield, high risk corporate bonds. The Trust may also invest in below investment grade securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. Additionally, the Trust may invest in "event-linked" bonds, which sometimes are referred to as "insurance-linked" or "catastrophe" bonds. The return of principal and the payment of interest on event-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

   The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

   The Trust is not limited in the percentage of its assets that may be invested in Senior Loans and other securities deemed to be illiquid. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.


F. Repurchase Agreements

   With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  49

G. Automatic Dividend Reinvestment Plan

   All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
   Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

   If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

   Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.


50   Pioneer Floating Rate Trust | Annual Report | 11/30/11

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.70% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended November 30, 2011, the net management fee was 0.70% of the Trust's average daily managed assets, which was equivalent to 1.10% of the Trust's average daily net assets attributable to the common shareowners.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At November 30, 2011, $363,702 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is included in "Due to affiliates" on the Statement of Assets and Liabilities.

Effective September 1, 2010, PIM has retained State Street Bank and Trust Company (State Street) to provide certain administrative and accounting services to the Trust on its behalf. For such services, PIM pays State Street a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Previously, PIM had retained Princeton Administrators, LLC (Princeton) to provide such services. PIM paid Princeton a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000. Neither State Street nor Princeton receives compensation directly from the Trust for providing such services.


3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  51

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.


4. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances may be used to reduce a portion of the Trust's custodian expenses. For the year ended November 30, 2011, the Trust expenses were not reduced under such arrangement.


5. Forward Foreign Currency Contracts

During the year ended November 30, 2011, the Trust entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the year ended November 30, 2011 was $5,158,333. At November 30, 2011, the Trust had no outstanding settlement contracts.

Open portfolio hedges at November 30, 2011, were as follows:


---------------------------------------------------------------------------------------------------
                                                                                        Net
                       Net Contracts to    In Exchange     Settlement                   Unrealized
 Currency              Receive/(Deliver)   for US$         Date         US$ Value       Gain (Loss)
---------------------------------------------------------------------------------------------------
 AUD
 (Australian Dollar)   (13,100,000)        $(13,218,032)   12/15/11     $(13,451,669)   $(233,637)
---------------------------------------------------------------------------------------------------


6. Unfunded Loan Commitments

As of November 30, 2011, the Trust had an unfunded loan commitment amounting to $196,782 (excluding unrealized depreciation on this commitment of $8,280 as of November 30, 2011) which could be extended at the option of the borrower, pursuant to the following loan agreement:

---------------------------------------------------------------------------------------------------
                                                                                Unrealized
 Borrower                                      Par        Cost       Value      Loss
---------------------------------------------------------------------------------------------------
 National Specialty Hospitals, Inc., Delayed
  Draw Term Loan                               $196,782   $197,191   $188,911   $(8,280)
---------------------------------------------------------------------------------------------------


There were no bridge loan commitments outstanding at November 30, 2011.


7. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.


52   Pioneer Floating Rate Trust | Annual Report | 11/30/11

Transactions in common shares of beneficial interest for the years ended November 30, 2011 and November 30, 2010 were as follows:

--------------------------------------------------------------------------------
                                                     11/30/11         11/30/10
--------------------------------------------------------------------------------
 Shares outstanding at beginning of year           24,536,526       24,428,148
 Reinvestment of distributions                        104,124          108,378
--------------------------------------------------------------------------------
 Shares outstanding at end of year                 24,640,650       24,536,526
--------------------------------------------------------------------------------


The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of November 30, 2011, there were 7,298 AMPS as follows: Series M7-2,434, Series W7,-2,432 and Series TH7-2,432.

Dividends on Series M7, Series W7, and Series TH7, are cumulative at a rate which is to be reset every seven days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners are not able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each series is the greater of 125% of the one week LIBOR rate or the LIBOR rate plus a spread of 1.25%. Dividend rates on AMPS ranged from 1.409% to 1.505% during the year ended November 30, 2011.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares and
(b) take any action requiring a vote of security holders, including, among other


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11 53 things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.


8. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of November 30, 2011 were as follows:

-------------------------------------------------------------------------------------------------------------
Derivatives Not
Accounted for as                Asset Derivatives      2011       Liabilities Derivatives      2011
Hedging Instruments             -------------------------------   -------------------------------------------
Under Accounting
Standards Codification          Balance Sheet                     Balance Sheet
(ASC) 815                       Location               Value      Location                     Value
-------------------------------------------------------------------------------------------------------------
 Forward Exchange Contracts     Receivables            $--        Payables                     $(233,637)
-------------------------------------------------------------------------------------------------------------
    Total                                              $--                                     $(233,637)
=============================================================================================================


The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2011 was as follows:

---------------------------------------------------------------------------------------------------------
Derivatives Not                                                                           Change in
Accounted for as                                                          Realized        Unrealized
Hedging Instruments                                                       Loss on         Gain or (Loss)
Under Accounting                Location of Gain or (Loss)                Derivatives     on Derivatives
Standards Codification          on Derivatives Recognized                 Recognized      Recognized
(ASC) 815                       in Income                                 in Income       in Income
---------------------------------------------------------------------------------------------------------
 Forward Exchange Contracts     Net realized loss on forward foreign      $(42,623)
                                currency contracts and other assets
                                and liabilities denominated in foreign
                                currencies
 Forward Exchange Contracts     Change in net unrealized gain (loss)                      $(233,637)
                                on forward foreign currency contracts
                                and other assets and liabilities
                                denominated in foreign currencies


9. Pending Litigation

The Trust is currently involved in litigation matters relating to Trust investments. The Trust believes these claims are without merit and is defending both vigorously. At November 30, 2011, it is reasonably possible that adverse outcomes may result. Currently, the amount of either judgment cannot be reasonably estimated.


10. Subsequent Events

The Board of Trustees of the Trust declared on December 8, 2011 a dividend from undistributed net investment income of $0.085 per common share payable December 19, 2011, to common shareowners of record on December 12, 2011.


54   Pioneer Floating Rate Trust | Annual Report | 11/30/11

The Board of Trustees of the Trust declared on December 13, 2011 a special dividend from undistributed net investment income of $0.085 per common share payable December 29, 2011, to common shareowners of record on December 15, 2011.

Subsequent to November 30, 2011, dividends declared and paid on preferred shares totaled $392,770 in aggregate for the two outstanding preferred share series through January 20, 2012.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  55

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer Floating Rate Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Floating Rate Trust (the "Trust"), including the schedule of investments, as of November 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Trust at November 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.


                                                        /s/ Ernst & Young LLP


Boston, Massachusetts
January 25, 2012

56   Pioneer Floating Rate Trust | Annual Report | 11/30/11

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.


IMPORTANT TAX INFORMATION (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Pioneer Floating Rate Trust during the fiscal year ended November 30, 2011:

Interest-Related Dividends for Non-U.S. Residents                       47.74%*

* Represents the portion of the taxable ordinary income dividends eligible for tax exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


Results of Shareowner Meeting (unaudited)

At the annual meeting of shareowners held on September 21, 2011 shareowners of Pioneer Floating Rate Trust were asked to consider the proposal described below. A report of the total votes cast by the Trust's shareowners follows:


Proposal 1 -- To elect Class II Trustees.

--------------------------------------------------------------------------------
 Nominee                                      For                      Withheld
--------------------------------------------------------------------------------
 Benjamin M. Friedman                         22,785,698               618,202
 Margaret B.W. Graham                         22,806,482               597,418
 Daniel K. Kingsbury                          22,836,689               567,211


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  57

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer Floating Rate Trust (the Trust) pursuant to an investment advisory agreement between PIM and the Trust. In order for PIM to remain the investment adviser of the Trust, the Trustees of the Trust must determine annually whether to renew the investment advisory agreement for the Trust.

The contract review process began in March 2011 as the Trustees of the Trust agreed on, among other things, an overall approach and timeline for the process. In July 2011, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2011 and September 2011. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Trust were held in July, September, October, and November, 2011 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Trust provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 29, 2011, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Trust, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust, taking into account the investment objective and strategy of the Trust. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Trust, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the


58   Pioneer Floating Rate Trust | Annual Report | 11/30/11

Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Trust officers) and other resources that are necessary for the Trust's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Trust were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Trust
The Trustees considered the performance results of the Trust over various time periods. They reviewed information comparing the Trust's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Trust's benchmark index. The Trustees considered that the Trust's annualized total return was in the first quintile of its Morningstar category for the one period ended June 30, 2011, the fourth quintile of its Morningstar category for the three year period ended June 30, 2011, and the third quintile of its Morningstar category for the five year period ended June 30, 2011. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Trust's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered that the Trust's twelve month average gross portfolio yield (using month end 30 day effective yields) exceeded the twelve month average yield of the Trust's benchmark index. The Trustees reviewed data provided by PIM showing how leverage had benefited the Trust's common shareowners. The Trustees noted that PIM assumed sole responsibility for the Trust's assets effective January 1, 2009. The Trustees indicated that they were satisfied with the information presented with respect to the performance of the Trust.

Management Fee and Expenses
The Trustees considered information on the fees and expenses of the Trust in comparison to the management fees and the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. The Trustees considered that the Trust's management fee rate (based on managed assets) for the twelve months ended June 30, 2011 was in the second quintile relative to the management fees paid by other funds in its Strategic Insight


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11 59 peer group for the comparable period. The Trustees also considered that the Trust's expense ratio (based on managed assets) for the twelve months ended
June 30, 2011 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

The Trustees reviewed gross and net management fees charged by PIM to its institutional and other clients, including publicly offered European funds, U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and to its other clients and considered the differences in management fees and profit margins for PIM's Trust and non-Trust services. In evaluating the fees associated with PIM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Trust and considered that, under the investment advisory agreement with the Trust, PIM performs additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Trust and the other client accounts. The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale
The Trustees considered the extent to which PIM may realize economies of scale or other efficiencies in managing and supporting the Trust. Since the Trust is a closed-end fund that has not raised additional capital, the Trustees concluded that economies of scale were not a relevant consideration in the renewal of the investment advisory agreement.


60   Pioneer Floating Rate Trust | Annual Report | 11/30/11

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Trust. The Trustees considered the character and amount of fees paid by the Trust, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Trust and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Trust.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Trust, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Trust.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  61

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firms
Ernst & Young LLP

Legal Counsel
Bingham McCutchen LLP

Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Shareowner Services and Sub-Transfer Agent
American Stock Transfer & Trust Company

Preferred Share Auction/Transfer Agent and Registrar
Deutsche Bank Trust Company Americas

Sub-Administrator
State Street Bank and Trust Company

Proxy Voting Policies and Procedures of the Trust are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.


Trustees and Officers

The Trust's Trustees and officers are listed on the following pages, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees, except Mr. West, serves as a trustee of each of the 55 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as a trustee of 44 U.S. registered investment portfolios for which Pioneer serves as investment adviser. The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.


62   Pioneer Floating Rate Trust | Annual Report | 11/30/11

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Trust           and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Chairman of the Board,   Class I Trustee since
                            Trustee and President    2004. Term expires in
                                                     2013. Serves until
                                                     elected by Preferred
                                                     Shares only.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Trustee and Executive    Class II Trustee since
                            Vice President           2007. Term expires in
                                                     2014.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Other Directorships
Name and Age                Principal Occupation                                                  Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (85)*    Non-Executive Chairman and a director of Pioneer Investment           None
                            Management USA Inc. ("PIM-USA"); Chairman and a director of
                            Pioneer; Chairman and Director of Pioneer Institutional Asset
                            Management, Inc. (since 2006); Director of Pioneer Alternative
                            Investment Management Limited (Dublin) (until October 2011);
                            President and a director of Pioneer Alternative Investment
                            Management (Bermuda) Limited and affiliated funds; Deputy
                            Chairman and a director of Pioneer Global Asset Management S.p.A.
                            ("PGAM") (until April 2010); Director of PIOGLOBAL Real Estate
                            Investment Fund (Russia) (until June 2006); Director of Nano-C,
                            Inc. (since 2003); Director of Cole Management Inc.
                            (2004 - 2011); Director of Fiduciary Counseling, Inc.; President
                            and Director of Pioneer Funds Distributor, Inc. ("PFD") (until May
                            2006); President of all of the Pioneer Funds; and Of Counsel,
                            Wilmer Cutler Pickering Hale and Dorr LLP
-----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (53)*   Director, CEO and President of PIM-USA (since February 2007);         None
                            Director and President of Pioneer and Pioneer Institutional Asset
                            Management, Inc. (since February 2007); Executive Vice President of all of the Pioneer Funds (since March 2007); Director of PGAM
                            (2007 - 2010); Head of New Europe Division, PGAM (2000 - 2005);
                            and Head of New Markets Division, PGAM (2005 - 2007)
-----------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Trust's investment adviser and certain of its affiliates.


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  63

Independent Trustees


--------------------------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Trust   and Term of Office
--------------------------------------------------------------------------------
David R. Bock (67)   Trustee          Class I Trustee since
                                      2005. Term expires in
                                      2013.
--------------------------------------------------------------------------------
Mary K. Bush (63)    Trustee          Class III Trustee since
                                      2004. Term expires in
                                      2012.
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age         Principal Occupation                                                   Held by this Trustee
---------------------------------------------------------------------------------------------------------------------------
David R. Bock (67)   Managing Partner, Federal City Capital Advisors (corporate             Director of Enterprise
                     advisory services company) (1997 - 2004 and 2008 - present);           Community Investment, Inc.
                     Interim Chief Executive Officer, Oxford Analytica, Inc. (privately     (privately held affordable
                     held research and consulting company) (2010); Executive Vice           housing finance company)
                     President and Chief Financial Officer, I-trax, Inc. (publicly          (1985 - 2010); Director of
                     traded health care services company) (2004 - 2007); and Executive      Oxford Analytica, Inc.
                     Vice President and Chief Financial Officer, Pedestal Inc.              (2008 - present); Director
                     (internet-based mortgage trading company) (2000 - 2002)                of The Swiss Helvetia Fund,
                                                                                            Inc. (closed-end fund)
                                                                                            (2010 - present); and
                                                                                            Director of New York
                                                                                            Mortgage Trust (publicly
                                                                                            traded mortgage REIT)
                                                                                            (2004 - 2009)
---------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63)    Chairman, Bush International, LLC (international financial             Director of Marriott
                     advisory firm) (1991 - present); Senior Managing Director,             International, Inc.
                     Brock Capital Group, LLC (strategic business advisors)                 (2008 - present); Director
                     (2010 - present); Managing Director, Federal Housing Finance           of Discover Financial Services
                     Board (oversight of Federal Home Loan Bank system)                     (credit card issuer and
                     (1989 - 1991); Vice President and Head of International                electronic payment services)
                     Finance, Federal National Mortgage Association (1988 - 1989);          (2007 - present); Former
                     U.S. Alternate Executive Director, International Monetary Fund         Director of Briggs & Stratton
                     (1984 - 1988); Executive Assistant to Deputy Secretary of the          Co. (engine manufacturer)
                     U.S. Treasury, U.S. Treasury Department (1982 - 1984); and             (2004 - 2009); Former
                     Vice President and Team Leader in Corporate Banking, Bankers           Director of UAL Corporation
                     Trust Co. (1976 - 1982)                                                (airline holding company)
                                                                                            (2006 - 2010); Director of
---------------------------------------------------------------------------------------------------------------------------


64   Pioneer Floating Rate Trust | Annual Report | 11/30/11

-----------------------------------------------------------------------------------------------------------------------------------
                                Position Held    Length of Service                            Other Directorships
Name and Age                    with the Trust   and Term of Office    Principal Occupation   Held by this Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (63) (continued)                                                                 ManTech International Corporation
                                                                                              (national security, defense, and
                                                                                              intelligence technology firm)
                                                                                              (2006 - present); Member,
                                                                                              Board of Governors, Investment
                                                                                              Company Institute (2007 - present);
                                                                                              Member, Board of Governors,
                                                                                              Independent Directors
                                                                                              Council (2007 - present);
                                                                                              Former Director of Brady
                                                                                              Corporation (2000 - 2007);
                                                                                              Former Director of Mortgage
                                                                                              Guaranty Insurance Corporation
                                                                                              (1991 - 2006); Former Director of
                                                                                              Millennium Chemicals, Inc.
                                                                                              (commodity chemicals) (2002 - 2005);
                                                                                              Former Director, R.J. Reynolds
                                                                                              Tobacco Holdings, Inc. (tobacco)
                                                                                              (1999 - 2005); and Former Director of
                                                                                              Texaco, Inc. (1997 - 2001)
-----------------------------------------------------------------------------------------------------------------------------------


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  65

--------------------------------------------------------------------------------
                            Position Held    Length of Service
Name and Age                with the Trust   and Term of Office
--------------------------------------------------------------------------------
Benjamin M. Friedman (67)   Trustee          Class II Trustee since
                                             September, 2008.
                                             Term expires in 2014.
--------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Trustee          Class II Trustee since
                                             2004. Term expires in
                                             2014.
--------------------------------------------------------------------------------
Thomas J. Perna (61)        Trustee          Class III Trustee since
                                             2006. Term expires in
                                             2012.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                Principal Occupation                                               Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (67)   William Joseph Maier Professor of Political Economy, Harvard       Trustee, Mellon Institutional
                            University (1972 - present)                                        Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversaw
                                                                                               17 portfolios in fund
                                                                                               complex) (1989 - 2008)
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (64)   Founding Director, Vice President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm) (1982 - present);
                            Desautels Faculty of Management, McGill University
                            (1999 - present); and Manager of Research Operations and
                            Organizational Learning, Xerox PARC, Xerox's Advance Research
                            Center (1990 - 1994)
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (61)        Chairman and Chief Executive Officer, Quadriserv, Inc.             Director, Broadridge
                            (technology products for securities lending industry)              Financial Solutions, Inc.
                            (2008 - present); private investor (2004 - 2008); and              (investor communications
                            Senior Executive Vice President, The Bank of New York              and securities processing
                            (financial and securities services) (1986 - 2004)                  provider for financial
                                                                                               services industry)
                                                                                               (2009 - present); and
                                                                                               Director, Quadriserv, Inc.
                                                                                               (2005 - present)
------------------------------------------------------------------------------------------------------------------------------


66   Pioneer Floating Rate Trust | Annual Report | 11/30/11

-----------------------------------------------------------------------
                           Position Held    Length of Service
Name and Age               with the Trust   and Term of Office
-----------------------------------------------------------------------
Marguerite A. Piret (63)   Trustee          Class III Trustee since
                                            2004. Term expires in
                                            2012. Serves until
                                            elected by Preferred
                                            Shares only.
-----------------------------------------------------------------------
Stephen K. West (83)       Trustee          Class I Trustee since
                                            2004. Term expires in
                                            2013.
-----------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------
                                                                                              Other Directorships
Name and Age               Principal Occupation                                               Held by this Trustee
---------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (63)   President and Chief Executive Officer, Newbury, Piret              Director of New America
                           & Company, Inc. (investment banking firm) (1981 - present)         High Income Fund, Inc.
                                                                                              (closed-end investment
                                                                                              company) (2004 - present);
                                                                                              and member, Board of
                                                                                              Governors, Investment Company
                                                                                              Institute (2000 - 2006)
---------------------------------------------------------------------------------------------------------------------------
Stephen K. West (83)       Senior Counsel, Sullivan & Cromwell LLP (law firm)                 Director, The Swiss Helvetia
                           (1998 - present); and Partner, Sullivan & Cromwell LLP             Fund, Inc. (closed-end
                           (prior to 1998)                                                    investment company); and
                                                                                              Director, AMVESCAP, PLC
                                                                                              (investment manager)
                                                                                              (1997 - 2005)
---------------------------------------------------------------------------------------------------------------------------


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  67

Fund Officers


-----------------------------------------------------------------------------
                             Position Held         Length of Service
Name and Age                 with the Trust        and Term of Office
-----------------------------------------------------------------------------
Christopher J. Kelley (46)   Secretary             Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------
Carol B. Hannigan (50)       Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------
Thomas Reyes (49)            Assistant Secretary   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------
Mark E. Bradley (52)         Treasurer             Since 2008. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------
Gary Sullivan (53)           Assistant Treasurer   Since 2004. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation                                                Held by this Officer
------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (46)   Vice President and Associate General Counsel of Pioneer since       None
                             January 2008 and Secretary of all of the Pioneer Funds since
                             June 2010; Assistant Secretary of all of the Pioneer Funds from
                             September 2003 to May 2010; and Vice President and Senior
                             Counsel of Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (50)       Fund Governance Director of Pioneer since December 2006 and         None
                             Assistant Secretary of all the Pioneer Funds since June 2010;
                             Manager -- Fund Governance of Pioneer from December 2003 to
                             November 2006; and Senior Paralegal of Pioneer from January
                             2000 to November 2003
------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (49)            Counsel of Pioneer since June 2007 and Assistant Secretary of       None
                             all the Pioneer Funds since June 2010; and Vice President and
                             Counsel at State Street Bank from October 2004 to June 2007
------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (52)         Vice President -- Fund Accounting, Administration and               None
                             Controllership Services of Pioneer; Treasurer of all of the
                             Pioneer Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; and Assistant Treasurer of all of
                             the Pioneer Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (46)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (53)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer
                             of all of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------


68   Pioneer Floating Rate Trust | Annual Report | 11/30/11

-----------------------------------------------------------------------------
                        Position Held              Length of Service
Name and Age            with the Trust             and Term of Office
-----------------------------------------------------------------------------
David F. Johnson (32)   Assistant Treasurer        Since 2009. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer   Since 2010. Serves at
                                                   the discretion of the
                                                   Board.
-----------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
                                                                                            Other Directorships
Name and Age            Principal Occupation                                                Held by this Officer
-------------------------------------------------------------------------------------------------------------------
David F. Johnson (32)   Fund Administration Manager -- Fund Accounting, Administration      None
                        and Controllership Services since November 2008; Assistant
                        Treasurer of all of the Pioneer Funds since January 2009; and
                        Client Service Manager -- Institutional Investor Services at State
                        Street Bank from March 2003 to March 2007
-------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (59)    Chief Compliance Officer of Pioneer and of all the Pioneer Funds    None
                        since March 2010; Director of Adviser and Portfolio Compliance
                        at Pioneer since October 2005; and Senior Compliance Officer for Columbia Management Advisers, Inc. from October 2003 to
                        October 2005
-------------------------------------------------------------------------------------------------------------------


                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  69

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                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  71
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                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  73
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                      Pioneer Floating Rate Trust | Annual Report | 11/30/11  75

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76   Pioneer Floating Rate Trust | Annual Report | 11/30/11

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                             1-800-710-0935


Or write to AST:
--------------------------------------------------------------------------------
For                                             Write to

General inquiries, lost dividend checks,        American Stock
change of address, lost stock certificates,     Transfer & Trust
stock transfer                                  Operations Center
                                                6201 15th Ave.
                                                Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)               American Stock
                                                Transfer & Trust
                                                Wall Street Station
                                                P.O. Box 922
                                                New York, NY 10269-0560
Website: www.amstock.com

For additional information, please contact your investment advisor or visit our website at us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form N-1A, totaled approximately $74,486 in 2011 and approximately
$74,486 in 2010.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
Audit related fees for the Fund's audit related services totaled approximately $9,652 and $9,652 in 2011 and 2010, respectively.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2011 and $8,290 in 2012.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no fees for other services in 2011 and 2010.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended November 30, 2011 and 2010, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $17,942 in 2011 and $17,942 in 2010.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Trust's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule
2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committee established in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of November 30, 2011. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.



                                                                         NUMBER OF
                                                                          ACCOUNTS           ASSETS
                                                                       MANAGED FOR      MANAGED FOR
                                                                    WHICH ADVISORY   WHICH ADVISORY
NAME OF                                NUMBER OF                            FEE IS           FEE IS
PORTFOLIO                               ACCOUNTS    TOTAL ASSETS      PERFORMANCE-     PERFORMANCE-
MANAGER      TYPE OF ACCOUNT             MANAGED         MANAGED             BASED            BASED
-----------  ----------------------  -----------  --------------  ----------------  ---------------
Jonathan     Other Registered
Sharkey      Investment Companies            3    $773,337,000                 N/A              N/A
             Other Pooled
             Investment Vehicles             0    $          0                 N/A              N/A
             Other Accounts                  1    $ 47,160,000                 N/A              N/A
-----------  ----------------------  -----------  ------------    ----------------  ---------------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Barclays Capital U.S. High Yield Loans Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers may participate in other programs designed to reward and retain key contributors. Senior executives or other key employees may be granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of November 30, 2011 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Jonathan Sharkey             A
---------------------------  ---------------------

*     Key to Dollar Ranges

A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000



Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Floating Rate Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date January 27, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date January 27, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date January 27, 2012

* Print the name and title of each signing officer under his or her signature.